UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
Certified Shareholder Report of
Registered Management Investment Companies

Investment Company Act File Number: 811-07338

Capital World Growth and Income Fund, Inc.
(Exact Name of Registrant as Specified in Charter)

333 South Hope Street
Los Angeles, California 90071
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: November 30

Date of reporting period: November 30, 2007

Vincent P. Corti
Capital Research and Management Company
333 South Hope Street
Los Angeles, California 90071
(Name and Address of Agent for Service)

Copies to:
Kathryn A. Sanders
O’Melveny & Myers LLP
400 South Hope Street, 10th Floor
Los Angeles, California 90071
(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders

[logo - American Funds®]

The right choice for the long term®

Capital World Growth
and Income Fund

[photo of two leather suitcases]
A strategy for global investing

Annual report for the year ended November 30, 2007

Capital World Growth and Income FundSM seeks long-term capital growth while providing current income. It invests on a global basis in a diversified portfolio consisting primarily of common stocks and other equity securities.

This fund is one of the 30 American Funds. American Funds is one of the nation’s largest mutual fund families. For 75 years, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Contents
Letter to shareholders	1
The value of a long-term perspective	4
Feature article
A strategy for global investing	6
Summary investment portfolio	10
Financial statements	14
Board of directors and other officers	30
What makes American Funds different?	back cover

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity. For current information and month-end results, visit americanfunds.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended December 31, 2007 (the most recent calendar quarter-end):

	1 year	5 years	10 years
Class A shares
Reflecting 5.75% maximum sales charge	10.76%	20.89%	13.07%

The total annual fund operating expense ratio for Class A shares as of the most recent fiscal year-end was 0.73%. This figure does not reflect a fee waiver currently in effect; therefore, the actual expense ratio is lower.

The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect actual expenses, with the waiver applied. Fund results would have been lower without the waiver. Please see the Financial Highlights table on pages 22 and 23 for details.

The fund’s 30-day yield for Class A shares as of December 31, 2007, reflecting the 5.75% maximum sales charge and calculated in accordance with the Securities and Exchange Commission formula, was 2.62% (2.58% without the fee waiver).

Results for other share classes can be found on page 5.

Investing outside the United States may be subject to additional risks, such as currency fluctuations and political instability, which are detailed in the fund’s prospectus.

Fellow shareholders:

[photo of two leather suitcases]
Capital World Growth and Income Fund recorded strong gains for the recent fiscal year, aided by careful stock selection and a steady strengthening of major currencies against the U.S. dollar.

For the 12 months ended November 30, 2007, the fund produced a total return of 21.2%. Over the same period, the unmanaged MSCI World Index, the fund’s primary benchmark, recorded a 13.3% return, while the Lipper Global Funds Index, a peer group measure of the 30 largest global funds, returned 12.7%. Over longer time frames, the fund has consistently done better than either of these references, as shown in the table below.

During the fiscal year, shareholders received quarterly dividends totaling $1.10 a share, representing an income return of 2.7%. In addition, the fund made a capital gain distribution of approximately $1.80 a share in December 2006.

A look at global markets

Capital World Growth and Income Fund mainly invests in developed markets, most of which enjoyed favorable economic conditions during the year, lending stocks a welcome tailwind. During the second half, however, many of these same markets experienced heightened volatility, as troubles in the U.S. mortgage market seeped broadly throughout the financial sector and roused concerns about the sustainability of global economic growth.

Volatility was especially pronounced in the U.S. stock market, where indexes touched record highs in July and October, only to be followed by significant corrections in August and November. Investors grappled with the consequences of a weak housing market, rising mortgage defaults and a challenging credit environment. In the midst of the turmoil, the Federal Reserve began lowering its target loan rates to stimulate lending and help avert a recession. Though the economy continued to exhibit signs of surprising resilience throughout the fiscal year, dimmer outlooks for 2008 increasingly weighed on stocks and bonds alike. Nonetheless, U.S. stocks produced a respectable 7.9% return* for the fiscal year and accounted for 18.2% of the fund’s assets.

*Country returns are based on MSCI indexes, expressed in U.S. dollars (except where noted), and with gross dividends reinvested.

[Begin Sidebar]
Results at a glance

For periods ended November 30, 2007, with all distributions reinvested

		Average annual total returns
	Total returns			Lifetime
	1 year	5 years	10 years	(since 3/26/93)
Capital World Growth and
Income Fund (Class A shares)	21.2%	21.9%	14.0%	15.1%
MSCI World Index*	13.3	16.7	7.7	10.0
Lipper Global Funds Index†	12.7	16.3	8.0	9.8

* The MSCI World Index is a market capitalization index that is designed to measure global developed-market equity results. The index consists of 23 developed-country indexes, including the United States. The index is unmanaged and includes reinvested dividends and/or distributions, but does not reflect the effect of sales charges, commissions, expenses or taxes.

† Lipper Global Funds Index is an equally weighted index of 30 funds that invest at least 25% of their portfolios in securities traded outside the United States and that may own U.S. securities as well. The results of the underlying funds in the index include the reinvestment of dividends and capital gain distributions, as well as brokerage commissions paid by the funds for portfolio transactions, but do not reflect the effect of sales charges or taxes.

[End Sidebar]

In Europe, stepped-up economic growth set the stage for hefty returns in many of its markets. Germany, the continent’s largest economy, helped power results with its most substantial expansion in years. Stocks were also bolstered by improved corporate earnings and outlooks. In all markets, results were boosted by currency gains, as the euro, the British pound and other regional currencies continued to strengthen against the U.S. dollar. On a currency-adjusted basis, all markets, except Belgium (+4.9%) and Ireland (–8.3%), provided better returns than did the United States, with Finland (+59.8%), Germany (+39.2%) and Norway (+38.8%) topping the list. Europe houses nearly half of our portfolio holdings, as shown in the table at right.

Impressive double-digit returns were also the norm in other developed markets where the fund invests. These include South Korea (+34.2%), Taiwan (+12.1%), Australia (+39.0%) and Canada (+25.9%). In general, thriving exports and solid domestic growth helped fuel results; the latter two returns also benefited significantly from local currencies that strengthened against the U.S. dollar. Of the major Asia/Pacific markets, only Japan posted weak results with a 2.3% return. The country’s substantial exports and improving business climate could not overcome sluggish domestic demand and weak economic growth.

The developing markets of the world house a small but meaningful portion of fund assets. In many instances, the companies we buy in developed markets have burgeoning operations in developing economies. In other cases, we invest directly in these markets. Among the fund’s largest exposures are Brazil and India, where markets returned 89.2% and 66.0%, respectively.

Choice distinctions

Capital World Growth and Income Fund clearly benefited from strength in most global markets and from rising currency valuations. The fund also benefited from its individual stock selection — carefully considered choices of which stocks we want to own and which markets we want to be in. These choices differentiate the fund from the MSCI World Index and much of its peer group, a distinction reflected in the geographic distribution table on the facing page and, more importantly, in the results table on the previous page. To learn more about the fund’s stock selection process, please read our feature article, “A strategy for global investing,” beginning on page 6.

The table below identifies the fund’s 10 largest holdings as of fiscal year-end. These holdings also represent our portfolio counselors’ highest conviction investment ideas. Only two of the names (RWE and Microsoft) are new to the list this year. Not surprisingly, the majority of these companies are based in Europe where all are widely recognized brand names. As noted, returns for these holdings varied considerably, though all made positive contributions to results.

Of course, not all holdings posted positive returns. Many of the fund’s financial holdings posted weak results for the year, bruised by concerns about exposure to U.S. mortgage-backed securities. While the weakness mainly affected U.S. financial companies, some companies outside of the U.S. were tainted through direct and indirect investments alike. Results for other sectors were generally positive, and a breakdown of holdings by sector can be found in the summary portfolio, beginning on page 10.

[Begin Sidebar]
Largest equity holdings
(as of November 30, 2007)
		Percent of	12-month
Company	Country	net assets	return

E.ON	Germany	2.4%	59.2%
Banco Santander	Spain	1.9	18.3
RWE	Germany	1.9	20.8
Bayer	Germany	1.5	60.3
Royal Dutch Shell	United Kingdom	1.5	13.4
Diageo	United Kingdom	1.5	17.1
Microsoft	United States	1.4	14.6
Novo Nordisk	Denmark	1.4	64.9
Roche Holding	Switzerland	1.3	5.7
Koninklijke KPN	Netherlands	1.3	34.4
[End Sidebar]

Looking ahead

For the past few years, steady expansion of the broader global economy has provided a sustained tailwind for many regional markets and multinational companies. However, ongoing difficulties in the financial sector, fueled by weakness in U.S. housing markets and in mortgage-backed securities, could lead to continued volatility in equity markets and slower global growth, especially if the U.S. economy slips into recession. Similarly, the strengthening of foreign currencies, which has helped boost returns on international investments over the past few years, could have a lesser impact on future returns if the pace of global expansion weakens significantly in the year ahead.

With these concerns in mind, the fund’s portfolio counselors remain focused on fundamental security selection, continually evaluating each company’s long-term prospects in light of changing economic conditions and industry trends. This scrutiny has helped the fund weather past market weaknesses and contributed to its long-term record of success.

Finally, we take this opportunity to welcome new shareholders and thank long-time shareholders for their continued support. During the past year, we have experienced tremendous growth: fund assets have risen about 42%, while the number of shareholders has increased nearly 30%. We are honored by the confidence you have placed in us, and we look forward to keeping you apprised of the fund’s progress.

Cordially,

/s/ Gina H. Despres
Gina H. Despres
Vice Chairman of the Board

/s/ Stephen E. Bepler
Stephen E. Bepler
President

January 4, 2008

For current information about the fund, visit americanfunds.com.

[Begin Sidebar]
[begin piechart]
Where the fund’s assets were invested*

The Americas	22.6%
Asia/Pacific	18.2%
Bonds, short-term
securities & other assets less liabilities	11.9%
Europe	46.5%
Other	0.8%
[end piechart]

	Capital World Growth and Income Fund	MSCI World Index†

Europe	46.5%	34.3%
Germany	10.3	4.4
United Kingdom	8.4	11.1
France	8.2	5.2
Switzerland	3.5	3.3
Spain	3.1	2.2
Netherlands	2.9	1.4
Italy	1.7	1.9
Sweden	1.5	1.1
Denmark	1.4	.4
Greece	1.3	.4
Finland	1.1	1.0
Norway	1.0	.5
Belgium	.6	.6
Other Europe	1.5	.8

The Americas	22.6	50.7
United States	18.2	46.8
Brazil	2.8	—
Canada	1.1	3.9
Mexico	.5	—

Asia/Pacific	18.2	15.0
Taiwan	3.3	—
South Korea	3.0	—
Australia	2.7	3.3
Japan	2.4	10.0
Hong Kong	1.5	1.1
Singapore	1.4	.5
India	1.3	—
China	.7	—
Other Asia/Pacific	1.9	.1

Other	.8	—

Bonds, short-term securities
& other assets less liabilities	11.9	—

Total	100.0%	100.0%

*Percent of net assets by country as of November 30, 2007.
†The MSCI World Index is weighted by market capitalization.
[End Sidebar]

The value of a long-term perspective

How a $10,000 investment has grown since March 26, 1993

Fund results shown are for Class A shares and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com. Fund figures reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.1 Thus, the net amount invested was $9,425.

[begin mountain chart]
	Capital World Growth and Income Fund, with dividends reinvested[1,2]	Capital World Growth and Income Fund, with dividends excluded[1,3]	MSCl World Index, with dividends reinvested[4]	U.S. Consumer Price Index (inflation)[5]

3/26/1993	$9,425	$9,425	$10,000	$10,000
5/31/1993	9,719	9,719	10,837	10,042
8/31/1993	10,401	10,313	11,475	10,084
11/30/1993	10,782	10,625	10,924	10,153
2/28/1994	11,615	11,388	12,062	10,216
5/31/1994	11,315	11,044	11,936	10,272
8/31/1994	12,038	11,656	12,501	10,376
11/30/1994	11,592	11,131	11,982	10,425
2/28/1995	11,860	11,293	12,097	10,508
5/31/1995	12,788	12,094	13,242	10,599
8/31/1995	13,412	12,557	13,598	10,648
11/30/1995	13,841	12,850	14,260	10,696
2/29/1996	14,700	13,553	15,042	10,787
5/31/1996	15,327	14,031	15,673	10,905
8/31/1996	15,414	13,947	15,379	10,954
11/30/1996	17,118	15,362	17,004	11,045
2/28/1997	17,849	15,936	17,136	11,114
5/31/1997	18,908	16,782	18,427	11,149
8/31/1997	19,755	17,380	18,892	11,198
11/30/1997	19,917	17,414	19,212	11,247
2/28/1998	21,881	19,050	21,351	11,274
5/31/1998	22,801	19,763	22,198	11,337
8/31/1998	19,885	17,104	19,671	11,379
11/30/1998	23,007	19,676	23,138	11,421
2/28/1999	23,904	20,375	24,151	11,455
5/31/1999	25,004	21,214	25,203	11,574
8/31/1999	26,177	22,063	26,263	11,636
11/30/1999	27,396	23,014	28,141	11,720
2/29/2000	29,908	25,027	28,765	11,825
5/31/2000	30,124	25,119	28,718	11,943
8/31/2000	31,516	26,121	29,799	12,033
11/30/2000	29,142	24,016	26,067	12,124
2/28/2001	30,810	25,334	24,728	12,242
5/31/2001	31,113	25,404	24,514	12,375
8/31/2001	29,274	23,786	22,316	12,361
11/30/2001	28,613	23,111	21,975	12,354
2/28/2002	28,826	23,225	21,266	12,382
5/31/2002	30,788	24,700	21,514	12,521
8/31/2002	26,985	21,503	18,550	12,584
11/30/2002	27,405	21,693	18,697	12,625
2/28/2003	25,681	20,237	16,961	12,751
5/31/2003	29,144	22,806	19,487	12,779
8/31/2003	31,622	24,576	20,680	12,855
11/30/2003	35,220	27,230	22,391	12,848
2/29/2004	39,110	30,063	24,603	12,967
5/31/2004	37,996	29,064	24,197	13,169
8/31/2004	38,489	29,275	24,018	13,196
11/30/2004	43,044	32,485	26,414	13,301
2/28/2005	45,627	34,128	27,680	13,357
5/31/2005	44,120	32,857	27,074	13,538
8/31/2005	47,417	35,102	28,507	13,677
11/30/2005	49,405	36,422	29,519	13,760
2/28/2006	53,238	38,938	31,500	13,837
5/31/2006	54,442	39,665	32,097	14,102
8/31/2006	56,740	41,006	33,164	14,199
11/30/2006	60,955	43,831	35,678	14,032
2/28/2007	62,462	44,658	36,674	14,171
5/31/2007	69,460	49,420	40,162	14,481
8/31/2007	69,153	48,779	38,979	14,479
11/30/2007	73,901	51,855	40,406	14,636
[end mountain chart]

Year ended
November 30	1993 [6]	1994	1995	1996	1997	1998	1999	2000

Total value
Dividends
reinvested	$144	295	421	506	488	478	440	577

Value at year-end[1]	$10,782	11,592	13,841	17,118	19,917	23,007	27,396	29,142
WGI total return	7.8%	7.5	19.4	23.7	16.4	15.5	19.1	6.4

Year ended
November 30	2001	2002	2003	2004	2005	2006	2007

Total value
Dividends
reinvested	578	569	679	914	1,043	1,315	1,633

Value at year-end[1]	28,613	27,405	35,220	43,044	49,405	60,955	73,901

WGI total return	(1.8)	(4.2)	28.5	22.2	14.8	23.4	21.2

Average annual total return for fund’s lifetime 14.6%2

1 As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.

[2] Includes reinvested dividends of $10,080 and reinvested capital gain distributions of $15,453.
[3] Results calculated with capital gains reinvested.
[4] The MSCI World Index is unmanaged and includes reinvested dividends, but does not reflect the effect of sales charges, commissions or expenses.
[5] Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.
[6] For the period March 26, 1993 (when the fund began operations), through November 30, 1993.

The results shown are before taxes on fund distributions and sale of fund shares.

Average annual total returns based on a $1,000 investment (for periods ended November 30, 2007)*

	1 year	5 years	10 years

Class A shares	14.27%	20.51%	13.34%

*Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.

The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table on pages 22 and 23 for details.

Other share class results

Class B, Class C, Class F and Class 529

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Average annual total returns for periods ended December 31, 2007 (the most recent calendar quarter-end):
	1 year	5 years	Life of class

Class B shares— first sold 3/15/00
Reflecting applicable contingent deferred
sales charge (CDSC), maximum of 5%,
payable only if shares are sold
within six years of purchase	11.63%	21.20%	11.28%
Not reflecting CDSC	16.63	21.39	11.28

Class C shares— first sold 3/15/01
Reflecting CDSC, maximum of 1%,
payable only if shares are sold within
one year of purchase	15.59	21.32	13.37
Not reflecting CDSC	16.59	21.32	13.37

Class F shares*— first sold 3/15/01
Not reflecting annual asset-based fee
charged by sponsoring firm	17.50	22.28	14.26

Class 529-A shares†— first sold 2/15/02
Reflecting 5.75% maximum sales charge	10.71	20.80	16.11
Not reflecting maximum sales charge	17.46	22.25	17.29

Class 529-B shares†— first sold 2/21/02
Reflecting applicable CDSC, maximum of 5%,
payable only if shares are sold
within six years of purchase	11.47	21.01	16.55
Not reflecting CDSC	16.47	21.20	16.63

Class 529-C shares†— first sold 2/22/02
Reflecting CDSC, maximum of 1%,
payable only if shares are sold within
one year of purchase	15.49	21.21	16.63
Not reflecting CDSC	16.49	21.21	16.63

Class 529-E shares*†— first sold 3/4/02	17.08	21.84	16.40

Class 529-F shares*†— first sold 9/17/02
Not reflecting annual asset-based fee
charged by sponsoring firm	17.67	22.32	21.70

* These shares are sold without any initial or contingent deferred sales charge.
† Results shown do not reflect the $10 initial account setup fee and an annual $10 account maintenance fee.

The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table on pages 22 and 23 for details.

For information regarding the differences among the various share classes, please refer to the fund’s prospectus.

[photo of a train inside a train station]
A strategy for global investing

Global investing has flourished in recent years as investors reach beyond their borders to beef up portfolios. International buyers have steadily increased their purchases of U.S. securities, even as Americans are investing more of their savings overseas. In fact, roughly one in four debt securities and one in five equities today are owned by an investor outside the local issuing market, according to a recent report by McKinsey & Company.

Investing across borders brings new opportunities for growth and diversification, but it can also increase the risk profile of a portfolio. In this article, we’ll take a closer look at how Capital World Growth and Income Fund approaches global investing, and how that has helped to limit risks over extended time periods.

Expanding portfolio opportunities

Global investing has been nourished by the lowering of trade and regulatory barriers, the formation of currency unions and the advancement of developing economies. As goods and services move more freely from one country to another, so does capital. This process enables corporations to expand operations, which, in turn, can help to advance trade and grow earnings. The result has been a world of new opportunities, not only for enterprising companies, but also for individuals eager to diversify their portfolios and access burgeoning markets.

While opportunities abound, investing beyond one’s borders also introduces challenges and risks that may not be well understood — even by successful corporations. Among them are differing market practices, and legal and accounting standards. Liquidity (the ability to readily buy or sell a security) can vary from country to country, and the ability to research and monitor companies may be hampered by language barriers and poor disclosure. The prospectus for Capital World Growth and Income Fund provides a more complete listing of the potential risks attached to global investing.

The scope of these obstacles may be daunting, but they should not be a deterrent. Instead, investors can take a lesson from savvy corporate pioneers. Expanding global businesses know that an experienced partner and a reliable strategy can help navigate the impediments and maximize the benefits of venturing overseas. With Capital World Growth and Income Fund, your experienced partner is the fund’s adviser, Capital Research and Management Company (CRMC). The fund’s strategy is to invest primarily in attractively valued, well-established companies that pay dividends and have good long-term growth potential. Let’s take a closer look at this pairing and see how it has served shareholders over extended time periods.

[Begin Sidebar]
European highlights

[photo of Joerg Sponer]
Joerg Sponer
Investment analyst – European banks

Financials have always been a significant portion of portfolio holdings. Currently, a handful of European banks embody some of our highest conviction ideas in this sector. Joerg notes, “Major banks are good candidates for the fund because most are well-run companies with solid growth prospects. They also tend to pay attractive dividends.”

Earlier this decade, European banks were weakened by loan exposures to troubled telecom and technology companies. This led to high loan loss provisions and extensive cost restructuring. Since then, many of these banks have repaired their balance sheets and experienced strong earnings growth, aided by rising economic growth throughout Europe.

“We have been particularly attracted to banks that have potential for sustainable earnings growth from investments in developing countries. Banco Santander, a major Spanish bank, is one example. About 40% of its earnings come from Latin American holdings, notably banks in Brazil, Chile and Mexico. UniCredito Italiano is another example. This bank has numerous investments in Eastern Europe, where economies are experiencing robust growth as a result of the expanded European Monetary Union.” •

[photo of Caroline Randall]
Caroline Randall
Investment analyst – European utilities

Two German utilities, RWE and E.ON, are among the fund’s largest holdings. “These companies have benefited from aggressive cost cutting by management in recent years,” notes Caroline. “And a management’s practices and strategies are an important part of our company analysis.”

“From a fundamental perspective, both E.ON and RWE have steady and defensive earnings growth. This is because rising wholesale electricity prices are locked in with contracts.” As a result, both companies generate healthy cash flows that allow them to reward shareholders with relatively high dividend yields. “Dividends are a key measure of a company’s fundamental health and shareholder friendliness. They also help the fund meet its income objective.”

“I typically look for companies that have conservative balance sheets. This affords them a measure of flexibility in difficult times and sufficient room to grow as opportunities emerge. E.ON and RWE are both solid A-rated credits, and their managements are keen to preserve those credit profiles going forward.” •

[photo of David Riley]
David Riley
Investment analyst – European telecoms

“Our increased exposure to European telecoms is fairly recent,” explains David, “and comes from our fundamental reassessment of management and business prospects.”

In 1999 and 2000, European telecommunications companies ran into difficulties in racing to grow through acquisitions and from overpaying for mobile spectrums in auctions. Many companies seriously overstretched their balance sheets, leading to drastic stock price corrections. “As a result, many managers lost their jobs,” adds David, “and many companies had to raise new equity and implement tough balance sheet restructuring.”

Changes engineered by new management teams are beginning to show results. “Balance sheets are in much better shape today, and this means that prospects for shareholders are much better. Our largest holdings, KPN, France Telecom and Vodafone, now generate significant free cash flow, which allows for dividend growth and share buybacks. In most cases, our European telecom stock holdings offer dividend yields higher than 4% with excellent dividend growth prospects.”

“Our main European holdings are classic value propositions: beaten up, underappreciated companies that have implemented tough measures to restore financial strength and win back shareholder confidence.” •
[End Sidebar]

[Begin Pull Quote]
“Our main European holdings are classic value propositions: beaten up, under-appreciated companies that have implemented tough measures to restore financial strength and win back shareholder confidence.” — DAVID RILEY
[photo of a person holding a leather suitcase]
[End Pull Quote]

Decades of global experience

One advantage of a truly global portfolio is that it may invest in any company, in any market, wherever a compelling opportunity may be found. To do this successfully, however, requires a comprehensive understanding of world markets — not just those overseas, but domestic markets as well.

CRMC has been investing in U.S. stocks for nearly eight decades. It was also a pioneer in international investing more than 50 years ago — a time when most Americans were not investing in stocks of any kind. Capital was quick to recognize the potential for global investing, as well as the need to provide a framework with which to assess the vastly disparate markets of the world. To remedy this, Capital International (an affiliate of CRMC) launched the Capital International Indices, which provided a single source of information about the investment universe in international equities and several benchmark indexes for overseas markets. In 1986, Morgan Stanley partnered with Capital International, and the indexes were renamed MSCI. Its flagship, the MSCI World Index, serves as the primary benchmark for this fund and is the leading measure of global stock markets.

Today, CRMC employs more than 165 investment professionals who operate out of research offices worldwide. On a regular basis, these portfolio counselors and investment analysts meet with the heads of companies in their offices, their factories and their stores — wherever their operations may be located — to gain a better idea of the businesses and their prospects for growth. The research process may be time-consuming, but decades of investment experience have taught us that there is no substitute for evaluating a company inside and out, both on paper and in person.

A conservative approach

Building on the knowledge and experience of CRMC, Capital World Growth and Income Fund offers its shareholders a distinctly conservative approach to global investing. This approach recognizes the scope of risks attached to investing in multiple markets and strives to limit those risks through thorough research, broad diversification, a value orientation and an emphasis on well-established, well-run companies.

The fund’s portfolio is constructed company by company, one stock at a time, based on the fundamental analysis of our investment analysts. This process emphasizes the quantifiable merits of each holding and is indifferent to country or sector weightings. In other words, the fund is not modeled on indexes or allocation metrics. This company focus affords a great deal of leeway as to where the fund invests and helps portfolio counselors and analysts focus on longer term company trends instead of short-term market fluctuations. Additionally, this focus is enhanced by the participation of investment analysts who manage a portion of the fund’s assets by investing directly in their highest conviction recommendations.

Not all companies with sound fundamentals end up in the portfolio. Instead, portfolio counselors and analysts concentrate on larger companies with proven track records, such as the demonstrated ability to adapt to changing business conditions. Additionally, they gravitate toward company stocks that are undervalued by the market. This may occur when established companies pursue new business opportunities or restructure sluggish operations. The sidebar on page 7 highlights several recent examples culled from the portfolio.

Finding companies that meet these criteria can be a challenge, but that challenge is made easier by the fund’s global reach and its multiple portfolio counselor system. Because the portfolio is managed by several counselors — each manages a portion of the assets independently — the fund benefits from a variety of investment opinions and styles. Each portfolio counselor is free to concentrate on his or her best investment ideas. In most cases, these are generated by the fund’s analysts, who focus on industries and regions, but collectively canvas the world. The result is a portfolio of broad diversification generated by multiple opinions, high-conviction ideas and extensive research.

A time-tested strategy

The success of any investment strategy is measured in results. Over time, Capital World Growth and Income Fund has established an impressive track record, as evidenced by the results table on page 1. On a relative basis, the fund has delivered better returns over extended time periods than its primary benchmark or its peer group measure. Nonetheless, there have been periods when the fund lagged these reference points. Typically, these lagging periods have been relatively short in duration, lasting a month, quarter or year.

Part of the reason for these lags is that Capital World Growth and Income Fund does not chase short-term trends. Its investment strategy is designed for long-term investors seeking a measured approach to global investing. This strategy has not only delivered good long-term returns, it has done so with a considerably lower degree of volatility than its peer group or the leading global indexes, as can be seen in the diagram below.

Of course, we cannot promise that fund results will always produce such favorable comparisons. As we noted earlier, global investing is inherently subject to greater risks because of its international exposures. At the same time, those very risks compel us to maintain our fundamental analytic scrutiny and conservative investment strategy. We believe that this approach will continue to provide competitive results for our long-term investors. •

Fund results shown are past results for Class A shares and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com. Fund results shown, unless otherwise indicated, are at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower.

[Begin Sidebar]
How WGI stacks up
(Lifetime results as of 11/30/07)	Average annual total return	Standard deviation

Capital World Growth and Income Fund (WGI)	15.06%	11.73
MSCI World Index	9.98	13.11
Lipper Global Funds Index	9.80	13.12
MSCI EAFE Index	9.58	14.17
S&P 500	10.54	13.68
MSCI ACWI (All Country World Index) ex USA	10.08	14.49

Returns calculated from 3/26/93 at net asset value, with all distributions reinvested. Standard deviation calculated from 3/31/93, the month-end closest to the fund’s inception (see below).

[photo of the inside of a train station]
Higher returns, lower volatility

Over its lifetime, Capital World Growth and Income Fund has delivered attractive returns with relatively low volatility, as shown in the table above and plotted in the diagram at right. For comparison, results are also shown for five major indexes.

Standard deviation is a common measure of volatility reflecting how returns have varied from the mean over time. A low number signifies lower volatility.

[begin scatter chart]

	Volatility	Average annual total return

WGI	11.73%	15.06%
S&P 500	13.68%	10.54%
MSCI World Index	13.11%	9.98%
MSCI EAFE Index	14.17%	9.58%
MSCI ACWI ex USA Index	14.49%	10.08%
S&P/Citigroup Global/World Indexes	14.44%	11.33%
Lipper Global Funds Index	13.12%	9.80%

[end scatter chart]

Volatility measured by annualized standard deviation (based on monthly returns) over the fund’s lifetime, calculated at net asset value by Lipper. Standard & Poor’s 500 Composite Index is a measure of large-company U.S. stocks. MSCI World Index measures 23 developed-country stock markets. MSCI ACWI (All Country World Index) ex USA measures 47 developed- and developing-country indexes. MSCI EAFE Index measures 21 developed markets in Europe, Australasia and the Far East. Lipper Global Funds Index measures the 30 largest global mutual funds. Indexes are unmanaged and include reinvested distributions, but do not reflect the effect of sales charges, commissions or expenses.
[End Sidebar]

Summary investment portfolio,November 30, 2007

The following summary investment portfolio is designed to streamline the report and help investors better focus on a fund’s principal holdings.  For details on how to obtain a complete schedule of portfolio holdings, please see the inside back cover.

[begin pie chart]
Percent
of net
Industry sector diversification	assets
Financials	20.13%
Telecommunication services	9.63
Consumer discretionary	8.41
Utilities	8.05
Energy	7.41
Other industries	34.17
Convertible securities	.33
Bonds & notes	.01
Short-term securities & other assets less liabilities	11.86
[end pie chart]

Country diversification (percent of net assets)
Euro zone	29.7%
United States	18.2
United Kingdom	8.4
Switzerland	3.5
Taiwan	3.3
South Korea	3.0
Brazil	2.8
Australia	2.7
Japan	2.4
Other countries	14.1
Bonds, short-term securities & other assets less liabilities	11.9

*Countries using the euro as a common currency; those represented in the fund's portfolio are Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands and Spain.

	Shares	Market	Percent
		value	of net
Common stocks - 87.80%		(000)	assets

Financials - 20.13%
Banco Santander, SA	99,504,804	$2,136,761	1.89%
HSBC Holdings PLC (United Kingdom)	48,207,769	823,136
HSBC Holdings PLC (Hong Kong)	19,779,200	335,559	1.02
UniCredito Italiano SpA	99,312,640	848,101	.75
AXA SA	18,457,722	756,171	.67
Bank of America Corp.	15,403,650	710,570	.63
Citigroup Inc.	21,062,500	701,381	.62
Banco Itaú Holding Financeira SA, preferred nominative	25,062,300	693,529	.61
BNP Paribas SA	5,892,870	666,859	.59
Banco Bradesco SA, preferred nominative	20,697,838	658,378	.58
Shinhan Financial Group Co., Ltd.	11,967,200	651,126	.57
Lloyds TSB Group PLC	59,635,000	607,272	.54
Fannie Mae	3,265,000	125,441	.11
Other securities		13,096,620	11.55
		22,810,904	20.13

Telecommunication services - 9.63%
Koninklijke KPN NV	81,518,700	1,501,820	1.33
Vodafone Group PLC	297,822,328	1,116,303	.98
AT&T Inc.	27,715,874	1,059,024	.93
France Télécom SA	26,826,626	1,021,114	.90
Singapore Telecommunications Ltd.	268,448,810	720,120	.64
Verizon Communications Inc.	14,500,000	626,545	.55
Telenor ASA (1)	26,355,000	613,234	.54
Telefónica, SA	17,753,500	596,596	.53
Other securities		3,660,334	3.23
		10,915,090	9.63

Consumer discretionary - 8.41%
Vivendi SA	25,536,300	1,175,764	1.04
DaimlerChrysler	8,914,000	909,370	.80
Renault SA	5,977,331	871,933	.77
Cie. Générale des Etablissements Michelin, Class B	7,169,000	852,070	.75
OPAP (Greek Organization of Football Prognostics) SA	15,949,410	621,360	.55
Other securities		5,098,978	4.50
		9,529,475	8.41

Utilities - 8.05%
E.ON AG	13,038,214	2,664,419	2.35
RWE AG	15,427,700	2,113,129	1.86
SUEZ SA	12,417,260	828,356	.73
Veolia Environnement	7,548,877	699,462	.62
Other securities		2,811,730	2.49
		9,117,096	8.05

Energy - 7.41%
Royal Dutch Shell PLC, Class B	20,949,312	841,252
Royal Dutch Shell PLC, Class A (ADR)	5,220,000	425,065
Royal Dutch Shell PLC, Class A	7,850,000	317,451
Royal Dutch Shell PLC, Class B (ADR)	1,142,148	92,103	1.48
TOTAL SA	10,079,000	816,514
TOTAL SA (ADR)	2,250,000	182,070	.88
Chevron Corp.	9,376,962	823,016	.73
Petróleo Brasileiro SA - Petrobras, preferred nominative (ADR)	8,481,000	688,403	.61
Other securities		4,215,447	3.71
		8,401,321	7.41

Materials - 7.22%
Bayer AG, non-registered shares	20,853,500	1,723,323	1.52
China Steel Corp.	574,730,229	757,044	.67
Linde AG	4,639,800	608,562	.54
Other securities		5,092,146	4.49
		8,181,075	7.22

Consumer staples - 6.19%
Diageo PLC	73,775,587	1,658,858	1.46
Nestlé SA	1,774,500	853,760	.75
Tesco PLC	77,505,563	763,739	.67
Other securities		3,736,976	3.31
		7,013,333	6.19

Health care - 5.98%
Novo Nordisk A/S, Class B	12,087,200	1,539,301	1.36
Roche Holding AG	7,984,016	1,524,504	1.35
Abbott Laboratories	10,206,000	586,947	.52
Other securities		3,118,967	2.75
		6,769,719	5.98

Information technology - 5.54%
Microsoft Corp.	48,104,000	1,616,294	1.43
Taiwan Semiconductor Manufacturing Co. Ltd.	369,563,212	694,112
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	16,194,748	160,652	.75
Other securities		3,806,860	3.36
		6,277,918	5.54

Industrials - 5.14%
General Electric Co.	24,040,100	920,495	.81
Siemens AG	5,248,992	798,563	.70
United Parcel Service, Inc., Class B	9,183,600	676,648	.60
Other securities		3,432,414	3.03
		5,828,120	5.14

MISCELLANEOUS - 4.10%
Other common stocks in initial period of acquisition		4,643,427	4.10

Total common stocks (cost: $74,469,001,000)		99,487,478	87.80

Convertible securities - 0.33%

Other - 0.33%
Other securities		378,008	.33

Total convertible securities (cost: $400,171,000)		378,008	.33

Bonds & notes - 0.01%

Other - 0.01%
Other securities		10,169	.01

Total bonds & notes (cost: $14,955,000)		10,169	.01

	Principal
	amount
Short-term securities - 11.67%	(000)

Federal Home Loan Bank 4.17%-4.68% due 12/4/2007-5/9/2008	$1,968,678	1,953,530	1.72
Fannie Mae 4.12%-4.67% due 12/3/2007-5/2/2008	1,061,274	1,054,277	.93
Freddie Mac 4.23%-4.91% due 12/4/2007-3/20/2008	984,470	978,553	.86
General Electric Capital Corp. 4.83%-4.88% due 2/5-2/28/2008	500,000	494,910	.44
HSBC USA Inc. 4.82%-5.05% due 1/3-2/27/2008	150,000	148,513	.13
Other securities		8,593,897	7.59
		13,223,680	11.67

Total short-term securities (cost: $13,221,462,000)		13,223,680	11.67

Total investment securities (cost: $88,105,589,000)		113,099,335	99.81
Other assets less liabilities		210,322	.19

Net assets		$113,309,657	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.
 "Other securities" includes all issues that are not disclosed separately in the summary investment portfolio, including securities purchased in transactions exempt from registration under the Securities Act of 1933.  Some of these securities (with aggregate value of $3,697,102,000, which represented 3.26% of the net assets of the fund) may be resold in the United States in transactions exempt from registration, normally to qualified institutional buyers.  One of these securities (with market value of $39,912,000, which represented .04% of the net asset of the fund) may be subject to legal or contractual restrictions on resale.  Also includes securities (with aggregate value of $790,020,000), which were valued under fair value procedures adopted by authority of the board of directors.

Investments in affiliates

A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund's holdings in that company represent 5% or more of the outstanding voting shares of that company.
The market value of the fund's holdings in affiliated companies is included in "Other securities"
under their respective industry sectors in the preceding summary investment portfolio. Further details on these holdings and related transactions during the year ended November 30, 2007, appear below.

	Beginning shares			Ending shares	Dividend income	Market value of affiliates at 11/30/07
		Additions	Reductions		(000)	(000)
James Hardie Industries NV	23,136,900	2,575,000	2,327,553	23,384,347	$6,103	$129,893
Spark Infrastructure	56,535,632	-	-	56,535,632	7,076	98,449
Koninklijke DSM NV (2)	10,097,356	13,769	6,431,000	3,680,125	11,686	-
					$24,865	$228,342

(2)Unaffiliated issuer at 11/30/2007.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
(1) Security did not produce income during the last 12 months.

ADR = American Depositary Receipts

See Notes to Financial Statements

Financial statements
Statement of assets and liabilities
at November 30, 2007	(dollars and shares in thousands, except per-share amounts)

Assets:
Investment securities at market:
Unaffiliated issuers (cost: $87,926,827)	$112,870,993
Affiliated issuers (cost: $178,762)	228,342	$113,099,335
Cash denominated in non-U.S. currencies (cost: $6,434)		6,443
Cash		16,107
Receivables for:
Sales of investments	311,143
Sales of fund's shares	274,897
Dividends and interest	214,265
Other	509	800,814
		113,922,699
Liabilities:
Payables for:
Purchases of investments	427,486
Repurchases of fund's shares	80,647
Investment advisory services	30,603
Services provided by affiliates	69,734
Directors' deferred compensation	1,795
Other	2,777	613,042
Net assets at November 30, 2007		$113,309,657

Net assets consist of:
Capital paid in on shares of capital stock		$79,579,695
Undistributed net investment income		894,607
Undistributed net realized gain		7,840,064
Net unrealized appreciation		24,995,291
Net assets at November 30, 2007		$113,309,657

Total authorized capital stock - 4,000,000 shares, $.01 par value (2,336,802 total shares outstanding)
	Net assets	Shares outstanding	Net asset value per share*
			*
Class A	$82,898,974	1,707,218	$48.56
Class B	4,731,389	98,018	48.27
Class C	9,909,486	205,958	48.11
Class F	6,406,389	132,132	48.48
Class 529-A	1,791,273	36,961	48.46
Class 529-B	214,372	4,440	48.28
Class 529-C	502,446	10,410	48.27
Class 529-E	82,466	1,704	48.40
Class 529-F	42,870	884	48.50
Class R-1	153,400	3,181	48.22
Class R-2	1,245,863	25,895	48.11
Class R-3	1,901,083	39,341	48.32
Class R-4	1,508,942	31,126	48.48
Class R-5	1,920,704	39,534	48.58
(*) Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for Class A and 529-A, for which the maximum offering prices per share were $51.52 and $51.42, respectively.

See Notes to Financial Statements

Statement of operations
for the year ended November 30, 2007	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $247,997; also includes $24,865 from affiliates)	$2,936,106
Interest (net of non-U.S. taxes of $1,325)	402,467	$3,338,573

Fees and expenses(*):
Investment advisory services	360,645
Distribution services	331,668
Transfer agent services	65,825
Administrative services	31,842
Reports to shareholders	2,483
Registration statement and prospectus	3,906
Postage, stationery and supplies	6,422
Directors' compensation	964
Auditing and legal	321
Custodian	16,815
State and local taxes	813
Other	2,457
Total fees and expenses before reimbursements/waivers	824,161
Less reimbursements/waivers of fees and expenses:
Investment advisory services	36,064
Administrative services	191
Total fees and expenses after reimbursements/waivers		787,906
Net investment income		2,550,667

Net realized gain and unrealized appreciation on investments and non-U.S. currency:
Net realized gain (loss) on:
Investments (including $69,359 net gain from affiliates)	8,118,979
Non-U.S. currency transactions	(16,777)	8,102,202
Net unrealized appreciation on:
Investments	7,632,204
Non-U.S. currency translations	881	7,633,085
Net realized gain and unrealized appreciation on investments and non-U.S. currency		15,735,287
Net increase in net assets resulting from operations		$18,285,954

(*) Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

Statements of changes in net assets	(dollars in thousands)

	Year ended November 30,
	2007	2006
Operations:
Net investment income	$2,550,667	$1,523,017
Net realized gain on investments and non-U.S. currency transactions	8,102,202	3,643,487
Net unrealized appreciation on investments and non-U.S. currency translations	7,633,085	8,412,601
Net increase in net assets resulting from operations	18,285,954	13,579,105

Dividends and distributions paid to shareholders:
Dividends from net investment income and non-U.S. currency gain	(2,206,736)	(1,457,079)
Distributions from net realized gain on investments	(3,391,660)	(2,018,554)
Total dividends and distributions paid to shareholders	(5,598,396)	(3,475,633)

Net capital share transactions	20,657,667	18,681,372

Total increase in net assets	33,345,225	28,784,844

Net assets:
Beginning of year	79,964,432	51,179,588
End of year (including undistributed net investment income: $894,607 and $541,515, respectively)	$113,309,657	$79,964,432

See Notes to Financial Statements

Notes to financial statements

1.	Organization and significant accounting policies

Organization– Capital World Growth and Income Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital while providing current income. It invests on a global basis in a diversified portfolio consisting primarily of common stocks and other equity securities.

The fund offers 14 share classes consisting of four retail share classes, five 529 college savings plan share classes and five retirement plan share classes. The 529 college savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F) can be utilized to save for college education. The five retirement plan share classes (R-1, R-2, R-3, R-4 and R-5) are sold without any sales charges and do not carry any conversion rights. The fund’s share classes are described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Class A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Class B and 529-B	None	Declines from 5% to 0% for redemptions within six years of purchase	Class B and 529-B convert to Class A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Class F and 529-F	None	None	None
Class R-1, R-2, R-3, R-4 and R-5	None	None	None

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

Significant accounting policies– The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

Security valuation– Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are valued at prices obtained from an independent pricing service when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are fair valued as determined in good faith under procedures adopted by authority of the fund's board of directors. Market quotations may be considered unreliable if events occur that materially affect the value of securities (particularly non-U.S. securities) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions.

Security transactions and related investment income– Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations – Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets.  Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders– Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Non-U.S. currency translation– Assets and liabilities, including investment securities, denominated in non-U.S. currencies are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. On the accompanying financial statements, the effects of changes in non-U.S. exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in non-U.S. currencies are disclosed separately.

2.	Non-U.S. investments

Investment risk – The risks of investing in securities of non-U.S. issuers may include, but are not limited to, investment and repatriation restrictions; revaluation of currencies; adverse political, social and economic developments; government involvement in the private sector; limited and less reliable investor information; lack of liquidity; certain local tax law considerations; and limited regulation of the securities markets.

Taxation– Dividend and interest income is recorded net of non-U.S. taxes paid. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities. For the year ended November 30, 2007, there were no non-U.S. taxes paid on realized gains. As of November 30, 2007, non-U.S. taxes provided on unrealized gains were $660,000.

3.	Federal income taxation and distributions

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

The fund adopted the provisions of Financial Accounting Standards Board Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes, on June 29, 2007. The implementation of FIN 48 resulted in no material liability for unrecognized tax benefits and no material change to the beginning net asset value of the fund.

As of and during the period ended November 30, 2007, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2003, by state tax authorities for tax years before 2002 and by non-U.S. tax authorities for tax years before 2001.

Distributions– Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses; short-term capital gains and losses; and unrealized appreciation of certain investments in non-U.S. securities. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended November 30, 2007, the fund reclassified $9,808,000 from undistributed net realized gain to undistributed net investment income; and reclassified $647,000 from undistributed net investment income and $247,735,000 from undistributed net realized gain to capital paid in on shares of capital stock to align financial reporting with tax reporting.

As of November 30, 2007, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows:

(dollars in thousands)
Undistributed ordinary income	$1,089,932
Post-October non-U.S. currency loss deferrals (realized during the period November 1, 2007, through November 30, 2007)*	(1,940)
Undistributed long-term capital gain	7,678,336
Gross unrealized appreciation on investment securities	26,871,031
Gross unrealized depreciation on investment securities	(1,907,147)
Net unrealized appreciation on investment securities	24,963,884
Cost of investment securities	88,135,451
*These deferrals are considered incurred in the subsequent year.

The tax character of distributions paid to shareholders was as follows (dollars in thousands):

	Year ended November 30, 2007			Year ended November 30, 2006
	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Share class
Class A	$1,721,055	$2,548,941	$4,269,996	$1,173,972	$1,566,910	$2,740,882
Class B	68,890	146,714	215,604	44,562	85,725	130,287
Class C	134,662	281,690	416,352	79,181	151,292	230,473
Class F	124,060	177,513	301,573	74,253	96,470	170,723
Class 529-A	33,526	46,762	80,288	18,835	23,467	42,302
Class 529-B	2,797	6,071	8,868	1,627	3,250	4,877
Class 529-C	6,343	13,111	19,454	3,386	6,522	9,908
Class 529-E	1,397	2,269	3,666	819	1,202	2,021
Class 529-F	790	958	1,748	411	472	883
Class R-1	1,869	3,716	5,585	950	1,761	2,711
Class R-2	16,676	34,264	50,940	9,296	17,522	26,818
Class R-3	30,911	49,179	80,090	16,829	25,037	41,866
Class R-4	26,793	36,915	63,708	14,171	17,707	31,878
Class R-5	36,967	43,557	80,524	18,787	21,217	40,004
Total	$2,206,736	$3,391,660	$5,598,396	$1,457,079	$2,018,554	$3,475,633

4.	Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund’s investment adviser, is the parent company of American Funds Service Company SM ("AFS"), the fund’s transfer agent, and American Funds Distributors, SM Inc. ("AFD"), the principal underwriter of the fund’s shares.

Investment advisory services– The Investment Advisory and Service Agreement with CRMC provided for monthly fees accrued daily. These fees are based on a declining series of annual rates beginning with 0.600% on the first $500 million of daily net assets and decreasing to 0.352% on such assets in excess of $89 billion. The board of directors approved an amended agreement effective November 1, 2007, decreasing the annual rate on net assets in excess of $115 billion from a rate of 0.352% to a rate of 0.350%. CRMC is currently waiving 10% of investment advisory services fees. During the year ended November 30, 2007, total investment advisory services fees waived by CRMC were $36,064,000. As a result, the fee shown on the accompanying financial statements of $360,645,000, which was equivalent to an annualized rate of 0.372%, was reduced to $324,581,000, or 0.335% of average daily net assets.

Class-specific fees and expenses – Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services – The fund has adopted plans of distribution for all share classes, except Class R-5. Under the plans, the board of directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted below. In some cases, the board of directors has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A and 529-A, the board of directors has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of November 30, 2007, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Class B and 529-B	1.00	1.00
Class C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class 529-E and R-3	0.50	0.75
Class F, 529-F and R-4	0.25	0.50

Transfer agent services– The fund has a transfer agent agreement with AFS for Class A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC described below.

Administrative services – The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all share classes other than Class A and B. Each relevant share class pays CRMC annual fees up to 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant share class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. CRMC has agreed to pay AFS on the fund's behalf for a portion of the transfer agent services fees for some of the retirement plan share classes. For the year ended November 30, 2007, the total administrative services fees paid by CRMC were $1,000 and $190,000 for Class R-1 and R-2, respectively. Administrative services fees are presented gross of any payments made by CRMC. Each 529 share class is subject to an additional annual administrative services fee of 0.10% of its respective average daily net assets; this fee is payable to the Commonwealth of Virginia for the maintenance of the 529 college savings plan. Although these amounts are included with administrative services fees on the accompanying financial statements, the Commonwealth of Virginia is not considered a related party.

Expenses under the agreements described on the previous page for the year ended November 30, 2007, were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services	Administrative services
			CRMC administrative services	Transfer agent services	Commonwealth of Virginia administrative services
Class A	$166,230	$62,070	Not applicable	Not applicable	Not applicable
Class B	41,164	3,755	Not applicable	Not applicable	Not applicable
Class C	82,688	Included in administrative services	$10,449	$1,147	Not applicable
Class F	13,135		4,452	540	Not applicable
Class 529-A	2,814		1,244	154	$ 1,450
Class 529-B	1,789		154	39	179
Class 529-C	4,057		348	73	406
Class 529-E	343		59	7	69
Class 529-F	-		27	3	32
Class R-1	1,170		133	51	Not applicable
Class R-2	7,734		1,524	2,943	Not applicable
Class R-3	7,613		2,244	829	Not applicable
Class R-4	2,931		1,730	78	Not applicable
Class R-5	Not applicable		1,451	27	Not applicable
Total	$331,668	$65,825	$23,815	$5,891	$2,136

Directors’ deferred compensation– Since the adoption of the deferred compensation plan in 1993, directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors’ compensation of $964,000, shown on the accompanying financial statements, includes $584,000 in current fees (either paid in cash or deferred) and a net increase of $380,000 in the value of the deferred amounts.

Affiliated officers and directors – Officers and certain directors of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or directors received any compensation directly from the fund.

5.	Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

Share class	Sales*		Reinvestments of dividends and distributions		Repurchases*		Net increase
	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended November 30, 2007
Class A	$15,978,646	355,806	$4,099,199	95,975	$(6,840,224)	(151,977)	$13,237,621	299,804
Class B	881,784	19,769	207,589	4,902	(336,173)	(7,510)	753,200	17,161
Class C	2,710,096	60,784	397,080	9,401	(848,748)	(19,024)	2,258,428	51,161
Class F	2,141,030	47,429	270,384	6,335	(868,636)	(19,236)	1,542,778	34,528
Class 529-A	503,152	11,260	80,275	1,878	(73,953)	(1,641)	509,474	11,497
Class 529-B	47,577	1,066	8,865	209	(7,205)	(161)	49,237	1,114
Class 529-C	154,535	3,463	19,450	459	(29,004)	(647)	144,981	3,275
Class 529-E	21,196	476	3,666	86	(4,780)	(106)	20,082	456
Class 529-F	16,788	374	1,748	41	(2,097)	(47)	16,439	368
Class R-1	76,159	1,695	5,485	129	(29,883)	(667)	51,761	1,157
Class R-2	507,400	11,416	50,887	1,204	(241,974)	(5,404)	316,313	7,216
Class R-3	877,597	19,552	79,978	1,879	(394,129)	(8,779)	563,446	12,652
Class R-4	791,684	17,589	63,687	1,488	(363,024)	(8,070)	492,347	11,007
Class R-5	771,389	17,126	76,610	1,784	(146,439)	(3,265)	701,560	15,645
Total net increase
(decrease)	$25,479,033	567,805	$5,364,903	125,770	$(10,186,269)	(226,534)	$20,657,667	467,041

Year ended November 30, 2006
Class A	$14,421,402	369,802	$2,627,089	71,294	$(4,325,381)	(110,788)	$12,723,110	330,308
Class B	943,607	24,326	125,519	3,435	(215,465)	(5,546)	853,661	22,215
Class C	2,294,884	59,263	220,045	6,037	(525,031)	(13,562)	1,989,898	51,738
Class F	1,570,048	40,122	153,458	4,169	(500,309)	(12,866)	1,223,197	31,425
Class 529-A	364,872	9,376	42,297	1,148	(35,371)	(904)	371,798	9,620
Class 529-B	42,008	1,083	4,877	134	(3,838)	(99)	43,047	1,118
Class 529-C	109,350	2,814	9,908	271	(13,867)	(356)	105,391	2,729
Class 529-E	17,366	448	2,021	55	(2,281)	(58)	17,106	445
Class 529-F	8,449	217	883	24	(1,622)	(42)	7,710	199
Class R-1	40,698	1,045	2,653	73	(11,512)	(297)	31,839	821
Class R-2	355,459	9,179	26,793	735	(121,626)	(3,134)	260,626	6,780
Class R-3	515,578	13,241	41,837	1,141	(184,147)	(4,734)	373,268	9,648
Class R-4	427,872	10,967	31,844	864	(136,093)	(3,500)	323,623	8,331
Class R-5	401,305	10,365	37,512	1,015	(81,719)	(2,098)	357,098	9,282
Total net increase
(decrease)	$21,512,898	552,248	$3,326,736	90,395	$(6,158,262)	(157,984)	$18,681,372	484,659

* Includes exchanges between share classes of the fund.

6.	Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities, of $38,161,711,000 and $27,354,083,000, respectively, during the year ended November 30, 2007.

Financial highlights

		Income from investment operations(1)			Dividends and distributions
	Net asset value, beginning of year	Net investment income (2)	Net gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return (3) (4)	Net assets, end of year (in millions)	Ratio of expenses to average net assets before reimbursements/ waivers	Ratio of expenses to average net assets after reimbursements/ waivers (4)	Ratio of net income to average net assets (2) (4)
Class A:
Year ended 11/30/2007	$42.82	$1.24	$7.40	$8.64	$(1.10)	$(1.80)	$(2.90)	$48.56	21.23%	$82,899	.73%	.69%	2.75%
Year ended 11/30/2006	36.99	.96	7.26	8.22	(.95)	(1.44)	(2.39)	42.82	23.38	60,265	.73	.69	2.44
Year ended 11/30/2005	33.80	.84	3.95	4.79	(.80)	(.80)	(1.60)	36.99	14.78	39,841	.76	.73	2.41
Year ended 11/30/2004	28.62	.70	5.50	6.20	(.73)	(.29)	(1.02)	33.80	22.21	25,137	.77	.77	2.28
Year ended 11/30/2003	22.80	.65	5.73	6.38	(.56)	-	(.56)	28.62	28.52	14,703	.81	.81	2.70
Class B:
Year ended 11/30/2007	42.58	.89	7.36	8.25	(.76)	(1.80)	(2.56)	48.27	20.29	4,731	1.50	1.46	1.98
Year ended 11/30/2006	36.79	.64	7.24	7.88	(.65)	(1.44)	(2.09)	42.58	22.40	3,443	1.53	1.49	1.65
Year ended 11/30/2005	33.63	.56	3.93	4.49	(.53)	(.80)	(1.33)	36.79	13.91	2,158	1.55	1.52	1.62
Year ended 11/30/2004	28.50	.46	5.47	5.93	(.51)	(.29)	(.80)	33.63	21.25	1,265	1.55	1.55	1.52
Year ended 11/30/2003	22.72	.45	5.72	6.17	(.39)	-	(.39)	28.50	27.52	537	1.58	1.58	1.85
Class C:
Year ended 11/30/2007	42.46	.87	7.32	8.19	(.74)	(1.80)	(2.54)	48.11	20.22	9,910	1.55	1.51	1.94
Year ended 11/30/2006	36.69	.62	7.22	7.84	(.63)	(1.44)	(2.07)	42.46	22.35	6,572	1.58	1.54	1.60
Year ended 11/30/2005	33.54	.54	3.93	4.47	(.52)	(.80)	(1.32)	36.69	13.83	3,781	1.61	1.57	1.56
Year ended 11/30/2004	28.43	.45	5.45	5.90	(.50)	(.29)	(.79)	33.54	21.17	1,836	1.62	1.61	1.46
Year ended 11/30/2003	22.68	.42	5.71	6.13	(.38)	-	(.38)	28.43	27.40	615	1.65	1.65	1.71
Class F:
Year ended 11/30/2007	42.76	1.23	7.38	8.61	(1.09)	(1.80)	(2.89)	48.48	21.22	6,406	.75	.71	2.73
Year ended 11/30/2006	36.94	.94	7.26	8.20	(.94)	(1.44)	(2.38)	42.76	23.35	4,174	.76	.72	2.41
Year ended 11/30/2005	33.75	.81	3.95	4.76	(.77)	(.80)	(1.57)	36.94	14.72	2,445	.82	.78	2.35
Year ended 11/30/2004	28.59	.68	5.48	6.16	(.71)	(.29)	(1.00)	33.75	22.09	1,243	.86	.85	2.21
Year ended 11/30/2003	22.78	.61	5.75	6.36	(.55)	-	(.55)	28.59	28.43	470	.89	.89	2.49
Class 529-A:
Year ended 11/30/2007	42.75	1.21	7.37	8.58	(1.07)	(1.80)	(2.87)	48.46	21.13	1,791	.80	.76	2.69
Year ended 11/30/2006	36.93	.93	7.26	8.19	(.93)	(1.44)	(2.37)	42.75	23.33	1,089	.79	.75	2.39
Year ended 11/30/2005	33.75	.81	3.94	4.75	(.77)	(.80)	(1.57)	36.93	14.68	585	.83	.80	2.33
Year ended 11/30/2004	28.59	.68	5.48	6.16	(.71)	(.29)	(1.00)	33.75	22.08	272	.86	.85	2.21
Year ended 11/30/2003	22.78	.63	5.73	6.36	(.55)	-	(.55)	28.59	28.43	93	.87	.87	2.55
Class 529-B:
Year ended 11/30/2007	42.59	.84	7.37	8.21	(.72)	(1.80)	(2.52)	48.28	20.15	214	1.61	1.58	1.87
Year ended 11/30/2006	36.80	.60	7.23	7.83	(.60)	(1.44)	(2.04)	42.59	22.25	142	1.64	1.60	1.53
Year ended 11/30/2005	33.64	.51	3.93	4.44	(.48)	(.80)	(1.28)	36.80	13.71	81	1.70	1.67	1.46
Year ended 11/30/2004	28.51	.40	5.48	5.88	(.46)	(.29)	(.75)	33.64	21.02	44	1.75	1.74	1.32
Year ended 11/30/2003	22.74	.40	5.73	6.13	(.36)	-	(.36)	28.51	27.28	18	1.78	1.78	1.64
Class 529-C:
Year ended 11/30/2007	42.59	.84	7.36	8.20	(.72)	(1.80)	(2.52)	48.27	20.17	503	1.61	1.57	1.88
Year ended 11/30/2006	36.80	.60	7.24	7.84	(.61)	(1.44)	(2.05)	42.59	22.27	304	1.63	1.59	1.54
Year ended 11/30/2005	33.63	.51	3.94	4.45	(.48)	(.80)	(1.28)	36.80	13.73	162	1.69	1.65	1.47
Year ended 11/30/2004	28.50	.41	5.47	5.88	(.46)	(.29)	(.75)	33.63	21.04	80	1.74	1.73	1.34
Year ended 11/30/2003	22.74	.41	5.71	6.12	(.36)	-	(.36)	28.50	27.25	29	1.76	1.76	1.66
Class 529-E:
Year ended 11/30/2007	42.69	1.07	7.38	8.45	(.94)	(1.80)	(2.74)	48.40	20.76	83	1.10	1.07	2.38
Year ended 11/30/2006	36.89	.81	7.23	8.04	(.80)	(1.44)	(2.24)	42.69	22.92	53	1.11	1.08	2.06
Year ended 11/30/2005	33.71	.69	3.94	4.63	(.65)	(.80)	(1.45)	36.89	14.31	30	1.17	1.13	1.99
Year ended 11/30/2004	28.56	.57	5.48	6.05	(.61)	(.29)	(.90)	33.71	21.67	14	1.21	1.20	1.86
Year ended 11/30/2003	22.77	.54	5.73	6.27	(.48)	-	(.48)	28.56	27.97	5	1.23	1.23	2.17

Class 529-F:
Year ended 11/30/2007	$42.78	$1.31	$7.36	$8.67	$(1.15)	$(1.80)	$(2.95)	$48.50	21.36%	$43	.60%	.57%	2.89%
Year ended 11/30/2006	36.95	1.00	7.27	8.27	(1.00)	(1.44)	(2.44)	42.78	23.55	22	.61	.58	2.56
Year ended 11/30/2005	33.75	.83	3.94	4.77	(.77)	(.80)	(1.57)	36.95	14.74	12	.76	.73	2.40
Year ended 11/30/2004	28.59	.65	5.49	6.14	(.69)	(.29)	(.98)	33.75	21.98	6	.96	.95	2.12
Year ended 11/30/2003	22.80	.61	5.72	6.33	(.54)	-	(.54)	28.59	28.31	1	.98	.98	2.48
Class R-1:
Year ended 11/30/2007	42.55	.87	7.34	8.21	(.74)	(1.80)	(2.54)	48.22	20.20	153	1.56	1.52	1.93
Year ended 11/30/2006	36.78	.62	7.21	7.83	(.62)	(1.44)	(2.06)	42.55	22.31	86	1.60	1.56	1.58
Year ended 11/30/2005	33.63	.53	3.93	4.46	(.51)	(.80)	(1.31)	36.78	13.78	44	1.63	1.58	1.54
Year ended 11/30/2004	28.50	.44	5.48	5.92	(.50)	(.29)	(.79)	33.63	21.18	17	1.67	1.64	1.44
Year ended 11/30/2003	22.75	.38	5.77	6.15	(.40)	-	(.40)	28.50	27.43	5	1.78	1.66	1.48
Class R-2:
Year ended 11/30/2007	42.46	.86	7.33	8.19	(.74)	(1.80)	(2.54)	48.11	20.18	1,246	1.59	1.53	1.93
Year ended 11/30/2006	36.70	.62	7.20	7.82	(.62)	(1.44)	(2.06)	42.46	22.34	793	1.70	1.54	1.59
Year ended 11/30/2005	33.55	.54	3.93	4.47	(.52)	(.80)	(1.32)	36.70	13.83	437	1.79	1.57	1.56
Year ended 11/30/2004	28.45	.45	5.45	5.90	(.51)	(.29)	(.80)	33.55	21.15	201	1.93	1.60	1.47
Year ended 11/30/2003	22.73	.43	5.71	6.14	(.42)	-	(.42)	28.45	27.44	57	2.23	1.62	1.72
Class R-3:
Year ended 11/30/2007	42.63	1.07	7.36	8.43	(.94)	(1.80)	(2.74)	48.32	20.77	1,901	1.10	1.07	2.39
Year ended 11/30/2006	36.83	.80	7.24	8.04	(.80)	(1.44)	(2.24)	42.63	22.86	1,138	1.13	1.09	2.05
Year ended 11/30/2005	33.67	.69	3.94	4.63	(.67)	(.80)	(1.47)	36.83	14.34	628	1.15	1.12	2.00
Year ended 11/30/2004	28.53	.57	5.47	6.04	(.61)	(.29)	(.90)	33.67	21.67	285	1.20	1.19	1.87
Year ended 11/30/2003	22.77	.50	5.75	6.25	(.49)	-	(.49)	28.53	27.90	76	1.29	1.24	1.98
Class R-4:
Year ended 11/30/2007	42.76	1.21	7.38	8.59	(1.07)	(1.80)	(2.87)	48.48	21.13	1,509	.81	.77	2.69
Year ended 11/30/2006	36.94	.92	7.26	8.18	(.92)	(1.44)	(2.36)	42.76	23.28	860	.82	.78	2.35
Year ended 11/30/2005	33.76	.79	3.96	4.75	(.77)	(.80)	(1.57)	36.94	14.68	435	.84	.81	2.29
Year ended 11/30/2004	28.60	.68	5.49	6.17	(.72)	(.29)	(1.01)	33.76	22.10	182	.85	.84	2.22
Year ended 11/30/2003	22.81	.55	5.80	6.35	(.56)	-	(.56)	28.60	28.36	25	.90	.89	2.18
Class R-5:
Year ended 11/30/2007	42.84	1.36	7.38	8.74	(1.20)	(1.80)	(3.00)	48.58	21.49	1,921	.50	.47	3.01
Year ended 11/30/2006	37.01	1.04	7.26	8.30	(1.03)	(1.44)	(2.47)	42.84	23.63	1,023	.52	.48	2.64
Year ended 11/30/2005	33.81	.91	3.96	4.87	(.87)	(.80)	(1.67)	37.01	15.06	541	.54	.50	2.63
Year ended 11/30/2004	28.63	.76	5.51	6.27	(.80)	(.29)	(1.09)	33.81	22.49	287	.54	.54	2.48
Year ended 11/30/2003	22.81	.70	5.74	6.44	(.62)	-	(.62)	28.63	28.82	110	.56	.56	2.88

	Year ended November 30
	2007	2006	2005	2004	2003

Portfolio turnover rate for all classes of shares	30%	30%	26%	21%	27%

(1) Based on average shares outstanding.
(2) For the year ended November 30, 2007, this column reflects the impact of a corporate action event that resulted in a one-time increase to net investment income.  If the corporate action had not occurred, the Class A net investment income per share and ratio of net income to average net assets would have been lower by $0.13 and 0.29%, respectively.  The impact to the other share classes would have been approximately the same.

(3) Total returns exclude all sales charges, including contingent deferred sales charges.
(4) This column reflects the impact, if any, of certain reimbursements/waivers from CRMC.  During some of the years shown, CRMC reduced fees for investment advisory services. In addition, during some of the years shown, CRMC paid a portion of the fund's transfer agent fees for certain retirement plan share classes.

See Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Capital World Growth and Income Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the summary investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Capital World Growth and Income Fund, Inc. (the "Fund") at November 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at November 30, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Los Angeles, California
January 8, 2008

Tax information
                                                                                                 unaudited

We are required to advise you within 60 days of the fund’s fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended November 30, 2007:

Long-term capital gains	$3,391,660,000
Foreign taxes	242,772,000
Foreign source income	2,925,118,000
Qualified dividend income	100%
Corporate dividends received deduction	$575,654,000
U.S. government income that may be exempt from state taxation	18,225,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2008, to determine the calendar year amounts to be included on their 2007 tax returns. Shareholders should consult their tax advisers.

Expense example
                          unaudited

As a shareholder of the fund, you incur two types of costs: (1) transaction costs such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2007, through November 30, 2007).

Actual expenses:

The first line of each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts and 529 college savings plan accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually) that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F and 529-F shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would also be lower by the amount of these fees.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 6/1/2007	Ending account value 11/30/2007	Expenses paid during period*	Annualized expense ratio

Class A -- actual return	$1,000.00	$1,063.95	$3.47	.67%
Class A -- assumed 5% return	1,000.00	1,021.71	3.40	.67
Class B -- actual return	1,000.00	1,059.86	7.49	1.45
Class B -- assumed 5% return	1,000.00	1,017.80	7.33	1.45
Class C -- actual return	1,000.00	1,059.57	7.74	1.50
Class C -- assumed 5% return	1,000.00	1,017.55	7.59	1.50
Class F -- actual return	1,000.00	1,063.92	3.62	.70
Class F -- assumed 5% return	1,000.00	1,021.56	3.55	.70
Class 529-A -- actual return	1,000.00	1,063.50	3.88	.75
Class 529-A -- assumed 5% return	1,000.00	1,021.31	3.80	.75
Class 529-B -- actual return	1,000.00	1,059.26	8.10	1.57
Class 529-B -- assumed 5% return	1,000.00	1,017.20	7.94	1.57
Class 529-C -- actual return	1,000.00	1,059.29	8.10	1.57
Class 529-C -- assumed 5% return	1,000.00	1,017.20	7.94	1.57
Class 529-E -- actual return	1,000.00	1,061.99	5.48	1.06
Class 529-E -- assumed 5% return	1,000.00	1,019.75	5.37	1.06
Class 529-F -- actual return	1,000.00	1,064.62	2.90	.56
Class 529-F -- assumed 5% return	1,000.00	1,022.26	2.84	.56
Class R-1 -- actual return	1,000.00	1,059.63	7.80	1.51
Class R-1 -- assumed 5% return	1,000.00	1,017.50	7.64	1.51
Class R-2 -- actual return	1,000.00	1,059.53	7.85	1.52
Class R-2 -- assumed 5% return	1,000.00	1,017.45	7.69	1.52
Class R-3 -- actual return	1,000.00	1,061.88	5.48	1.06
Class R-3 -- assumed 5% return	1,000.00	1,019.75	5.37	1.06
Class R-4 -- actual return	1,000.00	1,063.65	3.93	.76
Class R-4 -- assumed 5% return	1,000.00	1,021.26	3.85	.76
Class R-5 -- actual return	1,000.00	1,065.02	2.38	.46
Class R-5 -- assumed 5% return	1,000.00	1,022.76	2.33	.46

*The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period (183), and divided by 365(to reflect the one-half year period).

Approval of Investment Advisory and Service Agreement

The fund’s board has approved the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through October 31, 2008. The agreement was amended to add an additional advisory fee breakpoint if and when the fund’s net assets exceed $115 billion. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all of the fund’s independent board members. The board and the committee determined that the fund’s advisory fee structure was fair and reasonable in relation to the services provided and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year, as well as information prepared specifically in connection with their review of the agreement and were advised by their independent counsel. They considered the factors discussed below, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the fund under the agreement and other agreements, as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objective of providing long-term growth of capital with current income. They compared the fund’s total returns with those of other relevant funds (including the other funds that are the basis of the Lipper index for the category in which the fund is included) and market data such as relevant market indices. This report, including the letter to shareholders and related disclosures, contains certain information about the fund’s investment results. The board and the committee concluded that the fund’s short- and long-term results have been satisfactory and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses remain significantly below those of most other relevant funds. The board and the committee also noted the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase and the 10% advisory fee waiver in effect since April 2005. In addition, they reviewed information regarding the advisory fees paid by institutional clients of an affiliate of CRMC with investment mandates similar to those of the fund. They noted that, although the fees paid by those clients generally were lower than those paid by the fund, the differences appropriately reflected the significant investment, operational and regulatory differences between advising mutual funds and institutional clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, and that the shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

4. Ancillary benefits

The board and the committee considered a variety of other benefits received by CRMC and its affiliates as a result of CRMC’s relationship with the fund and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC’s institutional management affiliates. The board and the committee reviewed CRMC’s portfolio trading practices, noting that while CRMC receives the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the fund, it does not obtain third-party research or other services in return for allocating brokerage to such broker-dealers. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments and attract and retain qualified personnel. They noted information previously received regarding the compensation structure for CRMC’s investment professionals. The board and the committee also compared CRMC’s profitability to the reported results of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure and the impact of CRMC’s current 10% advisory fee waiver, reflecting benefits that may accrue from growth in assets. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

Board of directors and other officers

“Independent” directors
	Year first
	elected
	a director
Name and age	of the fund[1]	Principal occupation(s) during past five years

Joseph C. Berenato, 61	2005	Chairman of the Board, President and CEO, Ducommun Incorporated (aerospace components manufacturer)

H. Frederick Christie, 74	1993	Private investor; former President and CEO, The Mission Group (non-utility holding company, subsidiary of Southern California Edison Company)

Robert J. Denison, 66	2005	Chair, First Security Management (private investment)

Koichi Itoh, 67	2005	Executive Chairman of the Board, Itoh Building Co., Ltd. (building management); former President, Autosplice KK (electronics)

Merit E. Janow, 49	2001	Professor, Columbia University, School of International and Public Affairs; former Member, World Trade Organization Appellate Body

Mary Myers Kauppila, 53	1993	Private investor; Chairman of the Board and CEO,
Chairman of the Board		Ladera Management Company (venture capital and
(Independent and Non-Executive)		agriculture); former owner and President, Energy Investment, Inc.

Gail L. Neale, 72	1993	President, The Lovejoy Consulting Group, Inc. (a pro bono consulting group advising nonprofit organizations)

Robert J. O’Neill, Ph.D., 71	1993	Member of the Board of Directors, The Lowy Institute
		for International Policy Studies, Sydney, Australia;
		former Planning Director and acting CEO, United
		States Studies Centre, University of Sydney,
		Australia; former Deputy Chairman of the Council and
		Chairman of the International Advisory Panel,
		Graduate School of Government, University of
		Sydney, Australia; former Chairman of the Council,
		Australian Strategic Policy Institute; former Chichele
		Professor of the History of War and Fellow, All Souls
		College, University of Oxford; former Chairman of the
		Council, International Institute for Strategic Studies

Donald E. Petersen, 81	1993	Retired; former Chairman of the Board and CEO, Ford Motor Company

Stefanie Powers, 65	1993–1996	Actor, Producer; Co-founder and President of The
	1997	William Holden Wildlife Foundation; conservation consultant to Land Rover and Jaguar North America; author of The Jaguar Conservation Trust

Steadman Upham, 58	2001	President and Professor of Anthropology, The University of Tulsa; former President and Professor of Archaeology, Claremont Graduate University

Charles Wolf, Jr., Ph.D., 83	1993	Senior Economic Adviser and Corporate Chair in International Economics, The RAND Corporation; former Dean, The RAND Graduate School

“Independent” directors

	Number of
	portfolios
	in fund
	complex[2]
	overseen by
Name and age	director	Other directorships[3] held by director

Joseph C. Berenato, 61	6	Ducommun Incorporated

H. Frederick Christie, 74	21	AECOM Technology Corporation; Ducommun Incorporated; IHOP Corporation; Southwest Water Company

Robert J. Denison, 66	5	None

Koichi Itoh, 67	5	None

Merit E. Janow, 49	4	The Nasdaq Stock Market, Inc.

Mary Myers Kauppila, 53	6	None
Chairman of the Board
(Independent and Non-Executive)

Gail L. Neale, 72	4	None

Robert J. O’Neill, Ph.D., 71	3	None

Donald E. Petersen, 81	2	None

Stefanie Powers, 65	2	None

Steadman Upham, 58	14	None

Charles Wolf, Jr., Ph.D., 83	2	None

“Interested” directors[4]

	Year first
	elected a
	director or	Principal occupation(s) during past five years and
Name, age and	officer of	positions held with affiliated entities or the principal
position with fund	the fund[1]	underwriter of the fund

Gina H. Despres, 66	1999	Senior Vice President, Capital Research and
Vice Chairman of the Board		Management Company; Senior Vice President, Capital Strategy Research, Inc.[5]

Paul G. Haaga, Jr., 59	1993	Vice Chairman of the Board, Capital Research and Management Company; Senior Vice President — Fixed Income, Capital Reasearch and Management Company; Director, The Capital Group Companies, Inc.[5]

“Interested” directors[4]

	Number of
	portfolios
	in fund
	complex[2]
Name, age and	overseen by
position with fund	director	Other directorships[3] held by director

Gina H. Despres, 66	4	None
Vice Chairman of the Board

Paul G. Haaga, Jr., 59	14	None

The statement of additional information includes additional information about fund directors and is available without charge upon request by calling American Funds Service Company at 800/421-0180. The address for all directors and officers of the fund is 333 South Hope Street, Los Angeles,
CA 90071, Attention: Fund Secretary.

Other officers

	Year first
	elected	Principal occupation(s) during past five years and
Name, age and	an officer	positions held with affiliated entities
position with fund	of the fund[1]	or the principal underwriter of the fund

Stephen E. Bepler, 65	1993	Senior Vice President — Capital Research Global
President		Investors, Capital Research Company[5]

Darcy B. Kopcho, 55	2006	Senior Vice President — Capital Research Global
Executive Vice President		Investors, Capital Research and Management
		Company; Director, Capital Research and
		Management Company

Mark E. Denning, 50	1993	Senior Vice President — Capital Research Global
Senior Vice President		Investors, Capital Research Company;[5] Director,
		Capital Research and Management Company;
		Director, Capital International Limited[5]

Michael J. Thawley, 57	2007	Senior Vice President, Capital Research and
Senior Vice President		Management Company; Senior Vice President,
		Capital Strategy Research, Inc.;[5] former Australian
		Ambassador to the United States

Jeanne K. Carroll, 59	2001	Senior Vice President — Capital Research Global
Vice President		Investors, Capital Research Company[5]

Timothy P. Dunn, 46	2007	Senior Vice President — Capital Research Global
Vice President		Investors, Capital Research and Management
		Company

Alwyn Heong, 47	2007	Senior Vice President — Capital Research Global
Vice President		Investors, Capital Research Company;[5]
		Director, Capital Research Company[5]

David M. Riley, 40	2007	Senior Vice President — Capital Research Global
Vice President		Investors, Capital Research and Management
		Company

Andrew B. Suzman, 40	2003	Senior Vice President — Capital World Investors,
Vice President		Capital Research Company;[5] Director, Capital
		Research Company[5]

Vincent P. Corti, 51	1993	Vice President — Fund Business Management
Secretary		Group, Capital Research and Management Company

Jeffrey P. Regal, 36	2003	Vice President — Fund Business Management Group, Capital Research and Management Company
Treasurer

Sheryl F. Johnson, 39	2003	Vice President — Fund Business Management Group, Capital Research and Management Company
Assistant Treasurer

[1] Directors and officers of the fund serve until their resignation, removal or retirement.
[2] Capital Research and Management Company manages the American Funds, consisting of 30 funds. Capital Research and Management Company also manages American Funds Insurance Series,® which is composed of 15 funds and serves as the underlying investment vehicle for certain variable insurance contracts; American Funds Target Date Retirement Series,® Inc., which is composed of nine funds and is available to investors in tax-deferred retirement plans and IRAs; and Endowments, which is composed of two portfolios and is available to certain nonprofit organizations.

[3] This includes all directorships (other than those in the American Funds) that are held by each director as a director of a public company or a registered investment company.
[4] “Interested persons” within the meaning of the 1940 Act, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).

[5] Company affiliated with Capital Research and Management Company.

Offices

Offices of the fund and of the investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Transfer agent for shareholder accounts
American Funds Service Company
(Please write to the address nearest you.)

P.O. Box 25065
Santa Ana, CA 92799-5065

P.O. Box 659522
San Antonio, TX 78265-9522

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Counsel
O’Melveny & Myers LLP
400 South Hope Street
Los Angeles, CA 90071-2899

Independent registered public accounting firm
PricewaterhouseCoopers LLP
350 South Grand Avenue
Los Angeles, CA 90071-2889

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the fund’s prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-0180 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Guidelines” — which describes how we vote proxies relating to portfolio securities — is available free of charge on the U.S. Securities and Exchange Commission (SEC) website at sec.gov, on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the SEC for the 12 months ended June 30 by August 31. The report also is available on the SEC and American Funds websites.

A complete November 30, 2007, portfolio of Capital World Growth and Income Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

Capital World Growth and Income Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. (800/SEC-0330). Additionally, the list of portfolio holdings also is available by calling AFS.

This report is for the information of shareholders of Capital World Growth and Income Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after March 31, 2008, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

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The right choice for the long term®

What makes American Funds different?

For 75 years, we have followed a consistent philosophy to benefit our investors. Our 30 carefully conceived, broadly diversified funds, in addition to the target date retirement series, offer opportunities that have attracted over 40 million shareholder accounts.

Our unique combination of strengths includes these five factors:

•A long-term, value-oriented approach
We seek to buy securities at reasonable prices relative to their prospects and hold them for the long term.

•An extensive global research effort
Our investment professionals travel the world to find the best investment opportunities and gain a comprehensive understanding of companies and markets.

•The multiple portfolio counselor system

Our unique method of portfolio management, developed nearly 50 years ago, blends teamwork with individual accountability and has provided American Funds with a sustainable method of achieving fund objectives.

•Experienced investment professionals
American Funds portfolio counselors have an average of 24 years of investment experience, providing a wealth of knowledge and experience that few organizations have.

•A commitment to low operating expenses
The American Funds provide exceptional value for shareholders, with operating expenses that are among the lowest in the mutual fund industry.

American Funds span a range of investment objectives

•Growth funds
Emphasis on long-term growth through stocks
AMCAP Fund®
EuroPacific Growth Fund®
The Growth Fund of America®
The New Economy Fund®
New Perspective Fund®
New World FundSM
SMALLCAP World Fund®

•Growth-and-income funds
Emphasis on long-term growth and dividends through stocks
American Mutual Fund®
>Capital World Growth and Income FundSM
Fundamental InvestorsSM
The Investment Company of America®
Washington Mutual Investors FundSM

•Equity-income funds
Emphasis on above-average income and growth through stocks and/or bonds
Capital Income Builder®
The Income Fund of America®

•Balanced fund
Emphasis on long-term growth and current income through stocks and bonds
American Balanced Fund®

•Bond funds
Emphasis on current income through bonds
American High-Income TrustSM
The Bond Fund of AmericaSM
Capital World Bond Fund®
Intermediate Bond Fund of America®
Short-Term Bond Fund of AmericaSM
U.S. Government Securities FundSM

•Tax-exempt bond funds
Emphasis on tax-free current income through municipal bonds
American High-Income Municipal Bond Fund®
Limited Term Tax-Exempt Bond Fund of AmericaSM
The Tax-Exempt Bond Fund of America®
State-specific tax-exempt funds
The Tax-Exempt Fund of California®
The Tax-Exempt Fund of Maryland®
The Tax-Exempt Fund of Virginia®

•Money market funds
The Cash Management Trust of America®
The Tax-Exempt Money Fund of AmericaSM
The U.S. Treasury Money Fund of AmericaSM

•American Funds Target Date Retirement Series®

The Capital Group Companies

American Funds  Capital Research and Management    Capital International    Capital Guardian    Capital Bank and Trust

Lit. No. MFGEAR-933-0108P

Litho in USA WG/Q/8072-S10050

Printed on recycled paper

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer.  The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics.  Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Robert J. Denison, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members.  There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such.  Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2006	$101,000
2007	$108,000

b) Audit-Related Fees:
2006	None
2007	None

c) Tax Fees:
2006	$7,000
2007	$7,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
2006	None
2007	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):

a) Not Applicable

b) Audit-Related Fees:
2006	None
2007	None

c) Tax Fees:
2006	$4,000
2007	$4,000
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2006	None
2007	None

The Registrant’s audit committee will pre-approve all audit and permissible non-audit services that the committee considers compatible with maintaining the independent registered public accounting firm’s independence.  The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services.  Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser, and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant and the adviser and affiliates that provide ongoing services to the Registrant were $21,000 for fiscal year 2006 and $11,000 for fiscal year 2007. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

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Capital World Growth and Income FundSM
Investment portfolio

November 30, 2007

Common stocks — 87.80%	Shares	Market value (000)

FINANCIALS — 20.13%
Banco Santander, SA	99,504,804	$2,136,761
HSBC Holdings PLC (United Kingdom)	48,207,769	823,136
HSBC Holdings PLC (Hong Kong)	19,779,200	335,559
UniCredito Italiano SpA	99,312,640	848,101
AXA SA	18,457,722	756,171
Bank of America Corp.	15,403,650	710,570
Citigroup Inc.	21,062,500	701,381
Banco Itaú Holding Financeira SA, preferred nominative	25,062,300	693,529
BNP Paribas SA	5,892,870	666,859
Banco Bradesco SA, preferred nominative	20,697,838	658,378
Shinhan Financial Group Co., Ltd.	11,967,200	651,126
Lloyds TSB Group PLC	59,635,000	607,272
ING Groep NV, depository receipts	15,016,834	584,368
Intesa Sanpaolo SpA	61,300,000	490,036
HBOS PLC	28,518,000	468,165
BOC Hong Kong (Holdings) Ltd.	178,884,500	467,514
National Bank of Greece SA	6,905,285	464,906
UBS AG	8,861,622	449,127
Commonwealth Bank of Australia	8,446,685	444,240
Swedbank AB, Class A	11,863,000	383,880
Hana Financial Holdings	8,035,000	378,277
Woori Finance Holdings Co., Ltd.	19,155,960	368,224
Hang Seng Bank Ltd.	18,267,400	347,917
QBE Insurance Group Ltd.	12,167,137	347,794
Banco Bilbao Vizcaya Argentaria, SA	13,786,500	343,977
Wachovia Corp.	7,515,000	323,145
JPMorgan Chase & Co.	6,850,000	312,497
Kookmin Bank	4,272,000	308,059
ICICI Bank Ltd.	10,186,803	303,902
ICICI Bank Ltd. (ADR)	4,000	242
AMP Ltd.	33,288,704	297,616
OTP Bank PLC	5,127,000	255,413
OTP Bank PLC (GDR)	365,000	36,956
Commerzbank U.S. Finance, Inc.	7,071,000	281,074
Sun Hung Kai Properties Ltd.	12,910,000	267,269
Société Générale	1,663,412	257,604
Chuo Mitsui Trust Holdings, Inc.	29,097,000	246,540
Fortis SA/NV	8,614,100	231,223
Westfield Group	12,658,787	228,136
Unibanco-União de Bancos Brasileiros SA, units (GDR)	1,405,200	210,387
Credit Suisse Group	3,381,362	204,182
Sampo Oyj, Class A	6,825,000	200,418
DBS Group Holdings Ltd	14,105,000	196,011
Royal Bank of Scotland Group PLC	20,114,642	189,933
DnB NOR ASA	10,936,100	171,751
Hypo Real Estate Holding AG	3,119,099	165,756
Washington Mutual, Inc.	8,405,000	163,898
NIPPONKOA Insurance Co., Ltd.	16,911,000	161,580
Grupo Financiero Banorte, SAB de CV, Series O	36,848,252	159,961
Crédit Agricole SA	4,400,000	155,023
St. George Bank Ltd.	4,864,729	154,970
EFG Eurobank Ergasias SA	4,380,923	154,608
Fannie Mae	3,265,000	125,441
Krung Thai Bank PCL	374,386,000	111,716
Bank of the Philippine Islands[1]	74,868,075	110,276
Allied Capital Corp.	3,798,000	92,405
Sumitomo Mitsui Financial Group, Inc.	10,769	92,314
Siam Commercial Bank PCL	35,000,000	88,928
ORIX Corp.	430,000	87,558
Freddie Mac	2,450,000	85,922
Wells Fargo & Co.	2,522,000	81,788
Samsung Fire & Marine Insurance Co., Ltd.	321,530	79,964
Willis Group Holdings Ltd.	1,625,000	64,903
Erste Bank der oesterreichischen Sparkassen AG	838,900	61,094
National City Corp.	2,994,000	59,161
Mitsui Sumitomo Insurance Co., Ltd.	5,394,000	58,588
Sompo Japan Insurance Inc.	6,000,000	57,977
Kimco Realty Corp.	1,467,779	57,963
FirstRand Ltd.	16,700,000	53,075
Marsh & McLennan Companies, Inc.	2,000,000	50,240
Deutsche Börse AG	262,000	49,275
Mizuho Financial Group, Inc.	9,168	49,170
Millea Holdings, Inc.	1,383,000	48,494
GAGFAH SA	2,797,851	47,400
iStar Financial, Inc.	1,550,000	45,369
Public Bank Bhd.	13,761,400	43,797
Bank of China Ltd., Class H	80,000,000	41,611
Developers Diversified Realty Corp.	900,000	39,969
Bank Hapoalim BM1	7,455,000	37,275
Admiral Group PLC	1,700,000	36,406
PT Bank Central Asia Tbk	45,000,000	34,116
Hongkong Land Holdings Ltd.	6,650,500	32,987
Aioi Insurance Co. Ltd.	5,561,000	30,828
Cathay Financial Holding Co., Ltd.	12,750,000	28,610
Korea Exchange Bank	1,740,000	27,211
Sun Life Financial Inc.	365,000	19,251
XL Capital Ltd., Class A	180,000	10,535
Discovery Holdings Ltd.	937,442	3,865
		22,810,904

TELECOMMUNICATION SERVICES — 9.63%
Koninklijke KPN NV	81,518,700	1,501,820
Vodafone Group PLC	297,822,328	1,116,303
AT&T Inc.	27,715,874	1,059,024
France Télécom SA	26,826,626	1,021,114
Singapore Telecommunications Ltd.	268,448,810	720,120
Verizon Communications Inc.	14,500,000	626,545
Telenor ASA[2]	26,355,000	613,234
Telefónica, SA	17,753,500	596,596
Philippine Long Distance Telephone Co.[1]	4,826,520	351,819
Philippine Long Distance Telephone Co. (ADR)	1,650,000	119,839
TeliaSonera AB	43,921,700	420,865
Perusahaan Perseroan (Persero) PT Telekomunikasi Indonesia Tbk, Class B	368,927,000	399,851
Telekom Austria AG, non-registered shares	9,188,947	269,567
América Móvil, SAB de CV, Series L (ADR)	4,350,800	268,270
Telekomunikacja Polska SA	28,069,100	253,204
Far EasTone Telecommunications Co., Ltd.	192,780,000	250,946
Telekom Malaysia Bhd.	62,105,500	199,506
Taiwan Mobile Co., Ltd.	130,173,000	175,904
MTN Group Ltd.	7,149,841	145,428
Sprint Nextel Corp., Series 1	8,800,000	136,576
Teléfonos de México, SAB de CV, Class L (ADR)	3,623,474	135,047
Advanced Info Service PCL	47,485,900	129,772
Chunghwa Telecom Co., Ltd.	61,710,000	123,171
Hutchison Telecommunications International Ltd.	50,000,000	70,250
Portugal Telecom, SGPS, SA	3,800,000	51,892
Turkcell Iletisim Hizmetleri AS	4,100,000	44,493
Globe Telecom, Inc.[1]	1,200,880	43,173
Magyar Telekom Telecommunications PLC	5,243,600	27,521
Bouygues SA	280,000	25,143
Embarq Corp.	275,000	14,011
Bell Aliant Regional Communications Income Fund	140,400	4,086
		10,915,090

CONSUMER DISCRETIONARY — 8.41%
Vivendi SA	25,536,300	1,175,764
DaimlerChrysler	8,914,000	909,370
Renault SA	5,977,331	871,933
Cie. Générale des Etablissements Michelin, Class B	7,169,000	852,070
OPAP (Greek Organization of Football Prognostics) SA	15,949,410	621,360
Continental AG	4,164,050	543,047
Hyundai Motor Co.	5,957,468	448,363
Hyundai Motor Co., nonvoting preferred, Series 2	1,407,550	49,680
General Motors Corp.	13,824,600	412,388
Target Corp.	6,508,000	390,870
Lotte Shopping Co.	765,815	311,466
Esprit Holdings Ltd.	17,724,200	265,869
British Sky Broadcasting Group PLC	19,950,000	256,507
Lowe’s Companies, Inc.	10,415,000	254,230
Honda Motor Co., Ltd.	6,749,000	228,738
Mediaset SpA	20,485,000	200,566
DSG International PLC	64,137,800	148,569
H & M Hennes & Mauritz AB, Class B	2,310,000	144,783
William Hill PLC	12,645,800	134,627
Toyota Motor Corp.	2,239,000	125,936
Ford Motor Co.[2]	16,000,000	120,160
YUM! Brands, Inc.	3,000,000	111,450
Kingfisher PLC	31,274,599	97,987
KangwonLand Inc.	3,781,280	95,271
Carnival Corp., units	2,100,000	94,752
Idearc Inc.	5,000,000	94,600
Aristocrat Leisure Ltd.	8,517,734	82,461
Hyundai Mobis Co., Ltd.	850,070	79,579
Pou Chen Corp.	80,774,268	72,726
LG Electronics Inc.	566,005	58,887
D.R. Horton, Inc.	4,800,000	57,456
Swatch Group Ltd, non-registered shares	117,350	32,961
Swatch Group Ltd	295,873	16,228
Kesa Electricals PLC	8,297,598	40,285
Gestevisión Telecinco SA	1,295,000	35,084
Yue Yuen Industrial (Holdings) Ltd.	8,867,500	28,243
News Corp., Class A	1,219,458	25,694
Li & Fung Ltd.	5,094,000	20,281
Shangri-La Asia Ltd.	4,108,000	11,791
PT Multimédia-Serviços de Telecomunicações e Multimédia, SGPS, SA	535,243	7,443
		9,529,475

UTILITIES — 8.05%
E.ON AG	13,038,214	2,664,419
RWE AG	15,427,700	2,113,129
SUEZ SA	12,417,260	828,356
Veolia Environnement	7,548,877	699,462
NTPC Ltd.	83,308,670	499,114
Electricité de France SA	3,713,093	452,593
Fortum Oyj	8,000,000	344,757
Exelon Corp.	3,475,000	281,718
Cia. Energética de Minas Gerais-Cemig, preferred nominative	11,234,650	239,415
Dominion Resources, Inc.	3,935,622	185,879
Tokyo Gas Co., Ltd.	30,025,000	149,394
Electric Power Development Co., Ltd.	4,080,000	147,474
Spark Infrastructure[3]	56,535,632	98,449
Public Service Enterprise Group Inc.	800,000	76,592
Southern Co.	1,440,000	54,173
FirstEnergy Corp.	780,000	53,477
Hong Kong and China Gas Co. Ltd.	17,761,300	52,464
PPL Corp.	1,000,000	50,960
Hongkong Electric Holdings Ltd.	8,000,000	41,764
Ameren Corp.	700,000	37,695
Entergy Corp.	206,000	24,625
Ratchaburi Electricity Generating Holding PCL	15,258,000	21,187
		9,117,096

ENERGY — 7.41%
Royal Dutch Shell PLC, Class B	20,949,312	841,252
Royal Dutch Shell PLC, Class A (ADR)	5,220,000	425,065
Royal Dutch Shell PLC, Class A	7,850,000	317,451
Royal Dutch Shell PLC, Class B (ADR)	1,142,148	92,103
Petróleo Brasileiro SA-Petrobras, preferred nominative (ADR)	8,481,000	688,403
Petróleo Brasileiro SA-Petrobras, ordinary nominative (ADR)	3,680,000	354,384
TOTAL SA	10,079,000	816,514
TOTAL SA (ADR)	2,250,000	182,070
Chevron Corp.	9,376,962	823,016
Oil & Natural Gas Corp. Ltd.	18,828,306	556,531
PetroChina Co. Ltd., Class H	270,836,000	522,437
Sasol Ltd.	8,346,971	424,456
ENI SpA	8,500,000	303,840
Canadian Natural Resources, Ltd.	4,674,400	303,827
Hess Corp.	3,950,000	281,319
ConocoPhillips	3,450,000	276,138
Canadian Oil Sands Trust	5,550,205	201,381
Canadian Oil Sands Trust[4]	1,100,000	39,912
Husky Energy Inc.	6,030,000	239,497
China National Offshore Oil Corp.	72,112,900	132,992
Motor Oil (Hellas) Corinth Refineries SA	5,000,000	107,810
PTT Exploration and Production PCL	22,521,000	101,136
Reliance Industries Ltd.	1,250,000	90,242
Caltex Australia Ltd.	4,164,181	81,141
Türkiye Petrol Rafinerileri AS	2,897,290	75,533
Marathon Oil Corp.	1,340,000	74,906
SBM Offshore NV	840,000	29,275
Schlumberger Ltd.	200,000	18,690
		8,401,321

MATERIALS — 7.22%
Bayer AG, non-registered shares	20,853,500	1,723,323
China Steel Corp.	574,730,229	757,044
Linde AG	4,639,800	608,562
Syngenta AG	2,226,000	549,301
Akzo Nobel NV	5,942,000	456,704
Formosa Plastics Corp.	151,376,870	410,991
Dow Chemical Co.	8,000,000	335,520
Nitto Denko Corp.	6,184,000	319,958
K+S AG	1,441,600	294,513
BASF AG	2,073,000	288,134
POSCO	345,480	220,240
Israel Chemicals Ltd.[1]	18,812,189	199,762
Impala Platinum Holdings Ltd.	5,619,112	196,740
Fording Canadian Coal Trust	5,575,000	190,052
Barrick Gold Corp. (CAD denominated)	2,931,540	118,342
Barrick Gold Corp.	1,630,000	66,031
Koninklijke DSM NV	3,680,125	183,586
Lonza Group Ltd.	1,500,000	175,704
International Paper Co.	4,720,500	159,317
James Hardie Industries NV3	23,384,347	129,893
Boral Ltd.	22,080,960	124,795
ArcelorMittal	1,610,000	119,046
Weyerhaeuser Co.	1,375,000	100,622
Norsk Hydro ASA	5,579,500	77,139
Taiwan Cement Corp.	50,124,000	73,093
UPM-Kymmene Corp.	2,784,000	58,926
Sinopec Shanghai Petrochemical Co. Ltd., Class H	92,438,000	57,458
Packaging Corp. of America	1,800,000	50,922
Makhteshim-Agan Industries Ltd.[1,2]	5,235,000	44,506
Sonoco Products Co.	1,200,000	36,456
Stora Enso Oyj, Class R (ADR)	1,086,300	17,946
Sappi Ltd.	1,239,000	17,014
Smurfit-Stone Container Corp.[2]	974,200	10,726
JFE Holdings, Inc.	155,000	8,453
Evraz Group SA (GDR)	3,500	256
		8,181,075

CONSUMER STAPLES — 6.19%
Diageo PLC	73,775,587	1,658,858
Nestlé SA	1,774,500	853,760
Tesco PLC	77,505,563	763,739
PepsiCo, Inc.	6,310,000	487,006
Coca-Cola Co.	5,750,000	357,075
Altria Group, Inc.	4,494,000	348,555
Koninklijke Ahold NV2	21,404,800	304,861
Groupe Danone SA	2,846,000	251,556
Kraft Foods Inc., Class A	6,460,736	223,218
SABMiller PLC	6,562,216	186,837
Reynolds American Inc.	2,470,282	172,969
Wal-Mart Stores, Inc.	3,378,000	161,806
ConAgra Foods, Inc.	5,910,000	147,868
Kellogg Co.	2,375,000	128,345
Foster’s Group Ltd.	19,686,570	109,353
Archer Daniels Midland Co.	3,000,000	109,050
Imperial Tobacco Group PLC	2,000,000	103,477
L’Oréal SA	711,000	99,002
Scottish & Newcastle PLC	6,053,900	92,970
Shoppers Drug Mart Corp.	1,565,000	85,959
Tingyi (Cayman Islands) Holding Corp.	54,070,000	77,218
InBev	843,500	74,074
Wesfarmers Ltd.	1,600,000	61,268
Woolworths Ltd.	1,504,849	44,913
Procter & Gamble Co.	601,700	44,526
UST Inc.	655,900	37,977
Avon Products, Inc.	660,000	27,093
		7,013,333

HEALTH CARE — 5.98%
Novo Nordisk A/S, Class B	12,087,200	1,539,301
Roche Holding AG	7,984,016	1,524,504
Abbott Laboratories	10,206,000	586,947
Pfizer Inc	24,061,700	571,706
Merck & Co., Inc.	6,135,000	364,174
Bristol-Myers Squibb Co.	9,512,700	281,861
Wyeth	4,977,000	244,371
Daiichi Sankyo Co., Ltd.	7,805,000	244,126
Merck KGaA	1,643,820	213,942
Schering-Plough Corp.	6,000,000	187,800
GlaxoSmithKline PLC	6,980,000	184,947
Medtronic, Inc.	3,500,000	177,975
AstraZeneca PLC (Sweden)	3,593,100	172,431
UCB SA	3,510,000	167,222
Chugai Pharmaceutical Co., Ltd.	6,500,000	113,431
Cochlear Ltd.	812,000	53,989
Smith & Nephew PLC	4,283,600	51,243
Richter Gedeon NYRT	219,500	49,105
Johnson & Johnson	600,000	40,644
		6,769,719

INFORMATION TECHNOLOGY — 5.54%
Microsoft Corp.	48,104,000	1,616,294
Taiwan Semiconductor Manufacturing Co. Ltd.	369,563,212	694,112
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	16,194,748	160,652
Nokia Corp. (ADR)	11,969,800	470,772
Nokia Corp.	2,571,000	102,839
Samsung Electronics Co., Ltd.	576,900	353,984
Delta Electronics, Inc.	95,536,217	328,669
Oracle Corp.[2]	14,090,000	284,336
International Business Machines Corp.	2,420,000	254,536
Acer Inc.	118,605,500	249,967
Cisco Systems, Inc.[2]	8,275,000	231,865
Intel Corp.	8,042,900	209,759
Lite-On Technology Corp.	103,818,542	179,547
Toshiba Corp.	18,303,000	148,813
HOYA Corp.	4,033,000	140,322
Redecard SA, ordinary nominative	6,632,700	121,026
Murata Manufacturing Co., Ltd.	1,982,000	115,590
Automatic Data Processing, Inc.	2,500,000	112,650
Ibiden Co., Ltd.	1,200,000	94,429
Hewlett-Packard Co.	1,800,000	92,088
Seagate Technology	2,600,000	67,054
Compal Electronics, Inc.	43,000,000	49,644
Powerchip Semiconductor Corp.	121,054,350	46,711
Microchip Technology Inc.	1,340,000	38,579
AU Optronics Corp.	14,741,000	28,555
Samsung SDI Co., Ltd.	400,000	27,498
Hon Hai Precision Industry Co., Ltd.	4,140,000	26,432
Tyco Electronics Ltd.	468,750	17,527
Mediatek Incorporation	1,050,000	13,668
		6,277,918

INDUSTRIALS — 5.14%
General Electric Co.	24,040,100	920,495
Siemens AG	5,248,992	798,563
United Parcel Service, Inc., Class B	9,183,600	676,648
United Technologies Corp.	6,345,000	474,416
Sandvik AB	17,453,000	317,340
Deutsche Post AG	8,719,720	296,858
Singapore Technologies Engineering Ltd.	103,500,000	270,485
PACCAR Inc	5,246,200	265,510
Scania AB, Class B	9,860,400	247,827
Wolseley PLC	16,534,500	236,233
Macquarie Airports	56,630,327	216,700
Keppel Corp. Ltd.	15,000,000	138,966
ComfortDelGro Corp. Ltd.	95,600,000	126,242
Schneider Electric SA	877,087	122,707
Wienerberger AG	2,056,874	116,578
Atlas Copco AB, Class A	7,407,105	109,373
AB Volvo, Class B	5,677,500	97,211
Fraport AG	1,076,100	83,262
Finmeccanica SpA	2,740,000	81,988
Cintra, Concesiones de Infraestructuras de Transporte, SA	4,011,000	64,187
Cintra, Concesiones de Infraestructuras de Transporte, SA1	200,550	3,209
ELLINIKI TECHNODOMIKI TEB SA	4,795,000	63,300
SembCorp Industries Ltd	9,350,000	36,200
Singapore Post Private Ltd.	43,500,000	32,781
Tyco International Ltd.	468,750	18,811
China International Marine Containers (Group) Co. Ltd., Class B	4,099,877	7,108
Nippon Express Co., Ltd.	715,000	3,635
Contax Participações SA, ordinary nominative	38,107	1,487
		5,828,120

MISCELLANEOUS — 4.10%
Other common stocks in initial period of acquisition		4,643,427

Total common stocks (cost: $74,469,001,000)		99,487,478

	Shares or	Market value
Convertible securities — 0.33%	principal amount	(000)

CONSUMER DISCRETIONARY — 0.33%
Ford Motor Co. 4.25% convertible notes 2036	$137,400,000	$147,534
Ford Motor Co. Capital Trust II 6.50% cumulative convertible trust preferred 2032	6,499,555	230,474
		378,008

Total convertible securities (cost: $400,171,000)		378,008

	Principal amount
Bonds & notes — 0.01%	(000)

CONSUMER DISCRETIONARY — 0.01%
Delphi Automotive Systems Corp. 6.55% 2006[5]	$14,955	10,169

Total bonds & notes (cost: $14,955,000)		10,169

Short-term securities — 11.67%

Federal Home Loan Bank 4.17%–4.68% due 12/4/2007–5/9/2008	1,968,678	1,953,530
Fannie Mae 4.12%–4.67% due 12/3/2007–5/2/2008	1,061,274	1,054,277
Freddie Mac 4.23%–4.91% due 12/4/2007–3/20/2008	984,470	978,553
General Electric Capital Corp. 4.83%–4.88% due 2/5–2/28/2008	500,000	494,910
Danske Corp. 4.79%–5.57% due 12/6/2007–1/29/2008[6]	355,000	353,736
Bank of America Corp. 4.77%–5.45% due 12/3/2007–2/27/2008	339,900	337,185
JPMorgan Chase & Co. 4.85%–5.06% due 1/17–2/14/2008	328,900	326,011
AstraZeneca PLC 4.82%–4.95% due 12/10/2007–2/21/2008[6]	313,500	310,566
Barclays U.S. Funding Corp. 4.695%–5.09% due 1/15–3/26/2008	302,400	299,598
Calyon North America Inc. 4.78%–5.03% due 1/15–2/27/2008	300,000	297,380
ING (U.S.) Funding LLC 4.71%–5.50% due 12/13/2007–2/27/2008	245,000	243,204
Mont Blanc Capital Corp. 5.20% due 12–18–2007[6]	50,000	49,877
BP Capital Markets PLC 4.47%–4.77% due 1/28–3/17/2008[6]	294,500	291,090
Société Générale North America, Inc. 5.03%–5.135% due 12/27/2007–1/22/2008	180,000	178,884
Société Générale 5.00% due 1/25/2008	100,000	99,986
UBS Finance (Delaware) LLC 5.005%–5.46% due 1/14–2/20/2008	269,100	266,677
CAFCO, LLC 5.00%–5.30% due 1/8–1/22/2008[6]	185,100	183,841
Citigroup Funding Inc. 5.61% due 12/18/2007	66,300	66,136
Toronto-Dominion Bank 4.77%–5.05% due 1/23–2/8/2008	200,000	199,895
Toronto-Dominion Holdings USA Inc. 5.09% due 12/11/2007[6]	50,000	49,923
Swedish Export Credit Corp. 4.67%–4.82% due 1/15–2/29/2008	250,000	247,730
BNP Paribas Finance Inc. 4.60%–4.917% due 1/16–2/25/2008	244,500	242,238
Svenska Handelsbanken Inc. 4.665%–5.60% due 12/7/2007–2/7/2008	223,900	222,623
Wal-Mart Stores Inc. 4.70%–4.71% due 1/29/2008[6]	205,800	204,054
Canadian Imperial Bank of Commerce 4.85%–5.57% due 12/18/2007–3/5/2008	150,000	149,960
Canadian Imperial Holdings Inc. 5.56% due 12/7/2007	50,000	49,951
GlaxoSmithKline Finance PLC 4.77%–4.78% due 12/17/2007–1/11/2008[6]	200,000	199,212
CBA (Delaware) Finance Inc. 5.00%–5.56% due 12/12/2007–2/4/2008	200,000	198,675
Nestlé Capital Corp. 4.75%–5.26% due 12/19/2007–2/12/2008[6]	150,000	148,821
Alcon Capital Corp. 4.50% due 3/6/2008[6]	50,000	49,316
Coca-Cola Co. 4.50%–4.70% due 1/25–2/8/2008[6]	192,500	190,870
Bank of Ireland 5.06%–5.62% due 12/7/2007–2/12/2008[6]	186,600	185,772
Rabobank USA Financial Corp. 4.64%–4.84% due 1/30–2/14/2008	186,600	184,878
Allied Irish Banks North America Inc. 5.065%–5.57% due 12/10/2007–2/11/2008[6]	182,000	180,798
Procter & Gamble International Funding S.C.A. 4.47%–4.75% due 1/10–3/6/2008[6]	170,000	168,127
Dexia Delaware LLC 5.00%–5.05% due 12/4/2007–1/14/2008	164,100	163,566
U.S. Treasury Bills 4.09%–4.133% due 12/6–12/27/2007	150,000	149,793
ANZ National (International) Ltd. 4.87%–5.63% due 12/12/2007–2/21/2008[6]	150,000	149,174
Electricité de France 4.69%–4.95% due 1/7–3/3/2008	150,000	148,828
HSBC USA Inc. 4.82%–5.05% due 1/3–2/27/2008	150,000	148,513
HBOS Treasury Services PLC 4.725%–4.845% due 2/25–3/25/2008	150,000	147,944
Westpac Banking Corp. 4.655%–5.01% due 1/24–2/7/2008[6]	141,000	139,748
Toyota Motor Credit Corp. 4.49%–4.78% due 1/4–3/19/2008	117,500	116,310
Toyota Credit de Puerto Rico Corp. 5.25% due 1/8/2008	20,000	19,896
BASF AG 4.75%–4.77% due 1/14–1/16/2008[6]	135,000	134,161
American Honda Finance Corp. 4.48%–4.75% due 12/11/2007–2/8/2008	131,490	130,945
Eksportfinans ASA 4.55%–4.75% due 1/22–3/10/2008[6]	127,800	126,351
Siemens Capital Co. LLC 4.80% due 12/13–12/26/2007[6]	125,000	124,740
American General Finance Corp. 4.88% due 1/30/2008	75,000	74,349
International Lease Finance Corp. 4.85% due 1/30/2008	45,000	44,612
Swedbank Mortgage AB 5.04%–5.37% due 1/18–1/23/2008	108,900	108,139
Credit Suisse New York Branch 5.30%–5.57% due 12/6/2007–1/18/2008	104,900	104,516
Thunder Bay Funding, LLC 4.95%–5.07% due 12/5/2007–1/15/2008[6]	100,000	99,635
Liberty Street Funding Corp. 5.10%–5.11% due 12/17–12/19/2007[6]	96,400	96,149
IBM International Group Capital LLC 4.70% due 1/10/2008[6]	85,200	84,733
KfW International Finance Inc. 4.48% due 12/19/2007[6]	75,000	74,823
Total Capital SA 4.78%–4.81% due 12/21–12/31/2007[6]	51,800	51,620
BMW U.S. Capital LLC 4.73% due 12/5/2007[6]	50,000	49,965
Lloyds Bank PLC 4.71% due 2/28/2008	50,000	49,364
Wells Fargo & Co. 4.56% due 12/19/2007	16,700	16,660
Federal Farm Credit Banks 4.37% due 3/25/2008	11,000	10,862

Total short-term securities (cost: $13,221,462,000)		13,223,680

Total investment securities (cost: $88,105,589,000)		$113,099,335
Other assets less liabilities		210,322

Net assets		$113,309,657

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $790,020,000.
[2]	Security did not produce income during the last 12 months.
[3]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[4]
Purchased in a transaction exempt from registration under the Securities Act of 1933. This security (acquired 2/28/2003 with a cost of $5,113,000) may be subject to legal or contractual restrictions on resale.

[5]	Scheduled interest and/or principal payment was not received.
[6]
Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the United States in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $3,697,102,000, which represented 3.26% of the net assets of the fund.

ADR = American Depositary Receipts
GDR = Global Depositary Receipts

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so you may lose money.

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in each fund’s prospectus, which can be obtained from a financial professional and should be read carefully before investing.

MFGEFP-933-0108O-S10907

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
Capital World Growth and Income Fund, Inc.:

We have audited, in accordance with standards of the Public Company Accounting Oversight Board (United States), the financial statements of Capital World Growth and Income Fund, Inc. as of November 30, 2007, and for the year then ended and have issued our unqualified report thereon dated January 8, 2008 (which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR). Our audit included an audit of the Fund's investment portfolio (the “Portfolio”) as of November 30, 2007 appearing in Item 6 of this Form N-CSR. The Portfolio is the responsibility of the Fund's management. Our responsibility is to express an opinion on the Portfolio based on our audit.

In our opinion, the Portfolio referred to above, when read in conjunction with the financial statements of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

PricewaterhouseCoopers LLP
Los Angeles, California
January 8, 2008

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of directors since the Registrant last submitted a proxy statement to its shareholders.  The procedures are as follows.  The Registrant has a nominating committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of directors. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating committee.

ITEM 11 – Controls and Procedures

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended, and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CAPITAL WORLD GROWTH AND INCOME FUND, INC.

By /s/ Gina H. Despres
Gina H. Despres, Vice Chairman and Principal Executive Officer

Date: February 7, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Gina H. Despres
Gina H. Despres, Vice Chairman and Principal Executive Officer

Date: February 7, 2008

By /s/ Jeffrey P. Regal
Jeffrey P. Regal, Treasurer and Principal Financial Officer

Date: February 7, 2008